UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04297

VANECK FUNDS

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2020

Item 1.	REPORTS TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2020

VanEck Funds

CM Commodity Index Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

CM COMMODITY INDEX FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

CM COMMODITY INDEX FUND

PRESIDENT’S LETTER

(unaudited)(continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The CM (Constant Maturity) Commodity Index Fund (the “Fund”) gained 1.11% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2020.

During the 12 month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to its benchmark the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMCITR” or “Index”).1 While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMCITR’s commodity exposures and weights.

Market Review

Commodities had a wild COVID-19 roller-coaster ride in 2020. The year started off looking very positive for commodity demand as the global economy was gaining momentum and the U.S.-China trade talks had reached a phase-one agreement. Then COVID-19 hit and the global economy started to shut down in the first quarter. The improving demand outlook for commodities collapsed along with prices. Developed market economies experienced the quickest and most severe economic downturn in modern history.

The precious metals market was the best performing sector for CMCITR, rising by over 26% on the year, silver was up approximately 44% and gold 22%. The sector benefited as a safe haven asset early on in the crisis and then the historic U.S. Federal Reserve policies announced in March to support the economy took short rates to zero and real rates negative. The negative real rates made the precious sector very attractive to investors.

The energy sector was the hardest hit sector for 2020 (down over 22%), WTI crude oil fell nearly 30%, from around $63 a barrel in early-January to $45 at the end of February, as the global economy shut down and travel ground to a complete halt. In March, with the global economy still shut down, more bad news hit the oil market. Saudi Arabia and Russia decided to start a fight over market share and raised production into an already over-supplied market with an uncertain demand outlook. WTI crude oil fell another 54% to just over $20. Then, in mid-April, commodity history was made as global oil storage levels overflowed and the front month WTI crude oil contract closed at just above -$38. However, that was the bottom and WTI crude oil did recover over the rest of the year, but still ended it down nearly 21% at just below $49.

3

CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

The CMCITR industrial metals sector finished the year up nearly 17%, led by a 25% gain in copper prices. In the first quarter of the year, copper prices fell 25% to a low of $2.12 in March. The combination of the strong U.S. monetary and fiscal policy response, along with China’s quick economic recovery triggered a big rally in copper prices thereafter from the March lows. Copper finished the year at $3.55 up over 67% from the lows in March.

The agriculture sector finished the year up over 16% on strong gains in soybeans and corn. China’s strong economic rebound and efforts to increase U.S. grain imports in order to meet trade agreements helped the demand for both corn and soybeans. Additionally, the 2020 U.S. crop was damaged by a severe summer storm and yields did not meet expectations. Soybeans finished the year up over 30% followed by corn up over 11%.

The CMCITR livestock sector, which ended down over 18% on the year, was very volatile because the COVID-19 crisis shutdown restaurant businesses and the quick jump in grocery store demand caught the meatpacking industry supply chain with the wrong product mix. Additionally, meatpacking operations were struck hard by the COVID-19 virus. Both cattle and hogs finished down on the year.

Fund Review

Over the 12 month period under review, CMCITR gained 2.31% and outperformed both the S&P® GSCI Index (“SPGSCI”),2 which lost 23.72%, and the Bloomberg Commodity Index (“BCOM”),3 which posted a loss of 3.12%. The relative performance of CMCITR was largely driven by constituent commodity exposure in the energy sector, in particular to natural gas, and the positive impact of the constant maturity methodology on roll yield.^

Three sectors represented in the CMCITR contributed positive returns over the 12 month period: industrial metals, agriculture and precious metals. The energy and livestock sectors detracted from performance with energy detracting the most from the Index’s performance.

Commodities finished 2020 on a positive note, with a strong finish across the board. The U.S. dollar was making new lows, COVID-19 vaccines were being distributed and the U.S. election result, with a narrow Democratic victory in Congress, was considered a very bullish outcome by investors. As we look ahead to 2021, most economic analysts are expecting continued easy monetary policies globally, combined with additional fiscal stimulus, leading to a strong post COVID-19 economic recovery in the second half of 2021.

4

This economic policy mix is expected to trigger rising inflationary expectations and, ultimately, higher real inflation in 2022. Investors are starting to worry about inflation and commodities could benefit from investor flows in 2021.

From a sector perspective, industrial metals are likely to remain a focus for investors as the Democratic support for alternative energy solutions will increase demand. Agriculture could face some supply challenges in 2021, as U.S. grain supplies in storage have declined and weather in South America has damaged this season’s crop. In the energy sector Saudi Arabia’s surprise production cut could lead to higher prices later this year if the post-COVID-19 economic rebound is stronger than expected.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our blogs and commentaries.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory Krenzer
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index. CMCITR is comprised of diversified commodities futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
5

CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

[2]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[3]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on physical commodities covering multiple sectors, specifically energy, precious metals, industrial metals, livestock and agriculture.

^	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)]-1. “Backwardation” is the opposite of contango, and refers to a downward sloping term structure. Backwardation tends to occur in contracts and during periods when traders are concerned about scarcity of supplies. Thus, traders would rather have commodities in-hand now (spot) than in the future, and will pay for the privilege. “Contango” refers to an upward sloping term structure, in which indices that hold front-month contracts will incur a cost each time contracts expire and must be rolled to more expensive, longer-dated contracts. As contracts move closer to expiration, their value converges with spot prices. So, “contango cost” usually is measured by the difference between spot prices and front-month futures.
6

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

	Class A	Class A
Average Annual	Before	After Max
Total Return (%)	Sales Charge	Sales Charge	Class I*
One Year	1.11%	(4.70%)	1.51%
Five Year	3.53%	2.32%	3.82%
Ten Year	(4.80%)	(5.37%)	(4.51%)

Average Annual
Total Return (%)	Class Y*	CMCITR
One Year	1.30%	2.31%
Five Year	3.75%	4.92%
Ten Year	(4.56%)	(3.49%)

*	Classes are not subject to a sales charge
7

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across commodity components from various sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

8

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class A	Actual	$1,000.00	$1,217.00	0.95%	$5.29
	Hypothetical**	$1,000.00	$1,020.36	0.95%	$4.82
Class I	Actual	$1,000.00	$1,219.70	0.65%	$3.63
	Hypothetical**	$1,000.00	$1,021.87	0.65%	$3.30
Class Y	Actual	$1,000.00	$1,217.70	0.70%	$3.90
	Hypothetical**	$1,000.00	$1,021.62	0.70%	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2020

Principal Amount		Value

SHORT-TERM INVESTMENTS: 95.8%

United States Treasury Obligations: 91.9%
	United States Treasury Bills
$23,000,000	0.00% 04/06/21	$22,996,003
14,000,000	0.01% 04/06/21 (a)	13,997,567
15,000,000	0.08% 04/01/21	14,997,462
50,000,000	0.08% 05/20/21 (a)	49,986,541
10,000,000	0.08% 01/21/21	9,999,556
30,000,000	0.09% 03/04/21 (a)	29,997,050
40,000,000	0.09% 05/06/21	39,990,172
45,000,000	0.09% 09/09/21 (a)	44,976,285
30,000,000	0.10% 02/25/21 (a)	29,995,646
40,000,000	0.10% 02/04/21 (a)	39,996,223
40,000,000	0.10% 04/08/21 (a)	39,993,211
8,000,000	0.11% 03/25/21 (a)	7,998,845
25,000,000	0.12% 02/18/21	24,996,167
20,000,000	0.13% 01/21/21	19,998,611
		389,919,339
Number of Shares		Value

Money Market Fund: 3.9%
16,764,364	Invesco Treasury Portfolio – Institutional Class	$16,764,364
Total Short-Term Investments (Cost: $406,666,266)		406,683,703
Other assets less liabilities: 4.2%		17,656,842
NET ASSETS: 100.0%		$424,340,545

See Notes to Consolidated Financial Statements

11

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Total Return Swap Contracts

Long Exposure

Counter- party	Referenced Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Appreciation	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Commodity Index Total Return	$413,889,000	0.52%	Monthly	01/20/21	$7,808,492	1.8%

Footnotes:

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $64,986,023.
(b)	The rate shown reflects the rate in effect at the reporting period: 3-Month T-Bill rate + 0.42%.

Summary of Investments by Sector	% of Investments	Value
Government	95.9%	$389,919,339
Money Market Fund	4.1	16,764,364
	100.0%	$406,683,703

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
United States Treasury Obligations	$—	$389,919,339	$—	$389,919,339
Money Market Fund	16,764,364	—	—	16,764,364
Total	$16,764,364	$389,919,339	$—	$406,683,703
Other Financial Instruments:
Swap Contracts	$—	$7,808,492	$—	$7,808,492

See Notes to Consolidated Financial Statements

12

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost: $406,666,266)	$406,683,703
Total return swap contracts, at value	7,808,492
Cash	7,676,882
Receivables:
Shares of beneficial interest sold	3,076,992
Dividends and interest	244
Prepaid expenses	15,328
Total assets	425,261,641
Liabilities:
Payables:
Shares of beneficial interest redeemed	356,423
Due to Adviser	166,822
Due to Distributor	5,154
Deferred Trustee fees	342,119
Accrued expenses	50,578
Total liabilities	921,096
NET ASSETS	$424,340,545
Class A Shares:
Net Assets	$22,462,866
Shares of beneficial interest outstanding	4,822,128
Net asset value and redemption price per share	$4.66
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$4.94
Class I Shares:
Net Assets	$193,005,955
Shares of beneficial interest outstanding	40,407,565
Net asset value, offering and redemption price per share	$4.78
Class Y Shares:
Net Assets	$208,871,724
Shares of beneficial interest outstanding	43,863,881
Net asset value, offering and redemption price per share	$4.76
Net Assets consist of:
Aggregate paid in capital	$462,269,461
Total distributable earnings (loss)	(37,928,916)
$424,340,545

See Notes to Consolidated Financial Statements

13

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$119,073
Interest	2,435,261
Securities lending income	40,744
Total income	2,595,078
Expenses:
Management fees	2,864,439
Distribution fees – Class A	57,712
Transfer agent fees – Class A	58,457
Transfer agent fees – Class I	161,453
Transfer agent fees – Class Y	381,173
Custodian fees	21,779
Professional fees	100,625
Registration fees – Class A	19,382
Registration fees – Class I	20,183
Registration fees – Class Y	23,029
Reports to shareholders	59,988
Insurance	32,174
Trustees’ fees and expenses	48,254
Other	14,110
Total expenses	3,862,758
Waiver of management fees	(1,215,797)
Net expenses	2,646,961
Net investment loss	(51,883)
Net realized gain (loss) on:
Investments	16,508
Swap contracts	(10,730,736)
Net realized loss	(10,714,228)
Net change in unrealized appreciation (depreciation) on:
Investments	(28,765)
Swap contracts	4,206,165
Net change in unrealized appreciation (depreciation)	4,177,400
Net Decrease in Net Assets Resulting from Operations	$(6,588,711)

See Notes to Consolidated Financial Statements

14

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$(51,883)	$7,310,150
Net realized gain (loss)	(10,714,228)	13,743,659
Net change in unrealized appreciation (depreciation) .	4,177,400	16,584,749
Net increase (decrease) in net assets resulting from operations	(6,588,711)	37,638,558
Distributions to shareholders:
Class A Shares	(5,801)	(223,974)
Class I Shares	(47,923)	(2,276,974)
Class Y Shares	(52,107)	(2,601,306)
Total distributions:	(105,831)	(5,102,254)
Share transactions:
Proceeds from sale of shares
Class A Shares	9,775,832	9,945,004
Class I Shares	71,601,599	106,661,636
Class Y Shares	101,181,519	74,346,188
	182,558,950	190,952,828
Reinvestment of dividends
Class A Shares	3,015	151,697
Class I Shares	19,161	970,897
Class Y Shares	50,150	2,573,715
	72,326	3,696,309
Cost of shares redeemed
Class A Shares	(14,368,676)	(14,978,313)
Class I Shares	(73,108,873)	(140,738,163)
Class Y Shares	(132,844,956)	(66,236,967)
	(220,322,505)	(221,953,443)
Net decrease in net assets resulting from share transactions	(37,691,229)	(27,304,306)
Total increase (decrease) in net assets	(44,385,771)	5,231,998
Net Assets:
Beginning of year	468,726,316	463,494,318
End of year	$424,340,545	$468,726,316

See Notes to Consolidated Financial Statements

15

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.61	$4.29	$4.87	$4.76	$4.55
Income from investment operations:
Net investment income (loss) (b)	(0.01)	0.06	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.06 (d)	0.30	(0.60)	0.32	0.71
Total from investment operations	0.05	0.36	(0.56)	0.31	0.68
Less distributions from:
Net investment income	— (c)	(0.04)	(0.02)	(0.20)	(0.47)
Net asset value, end of year	$4.66	$4.61	$4.29	$4.87	$4.76
Total return (a)	1.11%	8.37%	(11.42)%	6.58%	15.01%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,463	$26,932	$29,682	$22,189	$26,835
Ratio of gross expenses to average net assets	1.41%	1.43%	1.39%	1.41%	1.31%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.28)%	1.24%	0.88%	(0.12)%	(0.70)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Consolidated Financial Statements

16

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.71	$4.39	$4.98	$4.86	$4.63
Income from investment operations:
Net investment income (loss) (b)	— (c)	0.07	0.06	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.07 (d)	0.30	(0.61)	0.32	0.72
Total from investment operations	0.07	0.37	(0.55)	0.33	0.70
Less distributions from:
Net investment income	— (c)	(0.05)	(0.04)	(0.21)	(0.47)
Net asset value, end of year	$4.78	$4.71	$4.39	$4.98	$4.86
Total return (a)	1.51%	8.55%	(11.13)%	6.95%	15.18%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$193,006	$195,270	$214,324	$177,578	$136,710
Ratio of gross expenses to average net assets	0.93%	0.97%	0.90%	0.92%	0.91%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets, excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.01%	1.50%	1.19%	0.20%	(0.39)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Consolidated Financial Statements

17

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.70	$4.37	$4.96	$4.85	$4.62
Income from investment operations:
Net investment income (loss) (b)	— (c)	0.07	0.06	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.06 (d)	0.31	(0.62)	0.31	0.72
Total from investment operations	0.06	0.38	(0.56)	0.32	0.70
Less distributions from:
Net investment income	— (c)	(0.05)	(0.03)	(0.21)	(0.47)
Net asset value, end of year	$4.76	$4.70	$4.37	$4.96	$4.85
Total return (a)	1.30%	8.73%	(11.23)%	6.71%	15.24%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$208,872	$246,525	$219,489	$182,766	$135,589
Ratio of gross expenses to average net assets	1.03%	1.04%	1.12%	0.97%	0.99%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets, excluding interest expense	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	0.00%	1.53%	1.14%	0.15%	(0.43)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Consolidated Financial Statements

18

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The CM Commodity Index Fund (the “Fund”) is a diversified series of the Trust and seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Fund may effect certain investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly owned Cayman Islands exempted subsidiary. The Fund offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge. The Van Eck Absolute Return Advisers Corporation (the “Adviser”) is the investment adviser to the Fund and its Subsidiary.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest
19

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

20

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The consolidated financial statements of the Fund present the financial position and results of operations for the Fund and its wholly owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2020, the Fund held $90,462,783 in its Subsidiary, representing 21% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned Subsidiary of the Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. Net losses of the CFC cannot be deducted by the Fund in the current year, nor carried forward to offset taxable income in future years.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose
21

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Consolidated Schedule of Investments.

Total Return Swaps—The Fund enters into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the Fund at December 31, 2020 is reflected in the Fund’s Consolidated Schedule of Investments. During the year ended December 31, 2020, the Fund held swap contracts for twelve months with an average monthly notional amount of $379,477,500.

22

At December 31, 2020, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Commodities Futures Risk
Swap contracts[1]	$7,808,492

[1]	Consolidated Statement of Assets and Liabilities location: Total return swap contracts, at value

The impact of transactions in derivative instruments during the year ended December 31, 2020, was as follows:

Commodities Futures Risk
Realized gain (loss):
Swap contracts[1]	$(10,730,736)

Net change in unrealized appreciation (depreciation):
Swap contracts[2]	4,206,165

[1]	Consolidated Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Consolidated Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. Collateral held for derivative instruments at December 31, 2020 is presented in the Consolidated Schedule of Investments.

For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Consolidated Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

Additionally, the Fund presents derivative instruments on a gross basis in the Consolidated Statement of Assets and Liabilities. The table below presents both gross and net information about the derivative instruments
23

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

eligible for offset in the Consolidated Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2020. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of the financial instruments.

	Gross Amount of Recognized Assets	Gross Amount Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Total return swap contracts	$7,808,492	$—	$7,808,492	$—	$7,808,492

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Expenses directly attributable to a specific class are charged to that class. Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Consolidated Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding the expense limitations listed in the table below.

24

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2020, are as follows:

	Expense Limitations	Waiver of Management Fees
Class A	0.95%	$106,293
Class I	0.65	468,461
Class Y	0.70	641,043

For the year ended December 31, 2020, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $6,100 in sales loads relating to the sale of shares of the Fund, of which $5,260 was reallowed to broker/dealers and the remaining $840 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—During the year ended December 31, 2020, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$349,544,263	$72,556,670	$—	$72,556,670
25

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$—	$—	$(45,754,845)	$7,825,929	$(37,928,916)

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$105,831	$5,102,254

At December 31, 2020, the Fund had no capital loss carryforwards available to offset future capital gains. Additionally, the Fund utilized $834 of capital loss carryover available from prior years.

During the year ended December 31, 2020, as a result of permanent book to tax differences primarily due to differences in the treatment of income and realized gains from the Fund’s controlled foreign corporation subsidiary, the Fund incurred differences that affected net distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Paid-in-Capital
$10,594,012	$(10,594,012)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

26

Note 7—Principal Risks—The Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	2,429,576	2,191,177
Shares reinvested	660	33,121
Shares redeemed	(3,454,314)	(3,295,795)
Net decrease	(1,024,078)	(1,071,497)
27

CM COMMODITY INDEX FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class I
Shares sold	17,190,904	22,942,274
Shares reinvested	4,095	207,457
Shares redeemed	(18,256,004)	(30,555,856)
Net decrease	(1,061,005)	(7,406,125)

Class Y
Shares sold	25,082,974	16,080,750
Shares reinvested	10,739	551,117
Shares redeemed	(33,718,692)	(14,334,405)
Net increase (decrease)	(8,624,979)	2,297,462

Note 9 —Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Consolidated Schedule of Investments

28

and Consolidated Statement of Assets and Liabilities. At December 31, 2020, the Fund had no securities on loan.

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the Fund had no borrowings under the Facility.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 12—Recent Accounting Pronouncements—The Fund adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

29

CM COMMODITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CM Commodity Index Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of CM Commodity Index Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2020, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of CM Commodity Index Fund (one of the series constituting VanEck Funds) at December 31, 2020, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 26, 2021

30

CM COMMODITY INDEX FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date:	12/21/2020
Ex and Payable Date:	12/22/2020
Ordinary Income Paid Per Share - Class A	$ 0.00120
Ordinary Income Paid Per Share - Class I	$ 0.00120
Ordinary Income Paid Per Share - Class Y	$ 0.00120
Qualified Dividend Income for Individuals	0.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%
Interest from Federal Obligations	100.00%

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

31

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1)and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A) (G) (I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A) (G) (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G) (I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee
33

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	CMCIAR

ANNUAL REPORT December 31, 2020

VanEck Funds

Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President
VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The Emerging Markets Fund (the “Fund”) returned 16.43% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2020, slightly underperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI),1 which returned 18.39%.

Fund Review

Energy (UW2), communication services (OW3) and utilities (UW) contributed to relative performance on a sector level, while financials (OW), healthcare (OW) and information technology (UW) detracted. On a country level, stocks from China, Russia and Germany helped the Fund’s performance on a relative basis, whereas Brazil, India and the UAE detracted.

On an absolute basis, the Fund’s top three contributing individual positions during 2020 were:

1)	Tencent Holdings (6.1% of Fund net assets*), a longtime holding of the Fund, is a leading Internet company in China with the largest online community, focusing on social networking, chat and online gaming. In China, Internet is a structural growth theme with extensive untapped potential and it continues to increase in demand from current users. Based on its strong customer base, we believe Tencent is well positioned to monetize its enormous base of users through value-add advertising and cloud and payment management services. During the year, the company benefitted from increased usage of its gaming assets and saw some potential stabilization of its market share in digital advertising, together with an easier environment around the games approval process.

2)	Samsung SDI (3.0% of Fund net assets*) is a leading South Korean lithium-ion battery cell producer for IT batteries globally. Its main customers are Samsung Electronics and Apple. SDI is also proactively engaged in developing and manufacturing batteries for new business segments, such as electric vehicles (EVs) and energy storage systems. Electric vehicles are SDI’s primary long-term structural growth driver with the global battery market expected to grow 10x to approximately 970 GWh[4] by 2025, equating to EV battery revenue of $90 billion, while global EV penetration will rise to 18% by 2030 and 80% by 2050, from approximately 1-2% now. In 2020, the stock’s outperformance was primarily driven by its large exposure to the European EV market, which has experienced a significant increase as a result of green stimulus and a relatively higher battery revenue exposure.
3

EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

3)	WuXi Biologics (2.2% of Fund net assets*) is a global leader in biologics R&D outsourcing services, offering integrated end-to-end solutions to biopharmaceutical companies. The company’s “follow the molecule” strategy and one-stop-shop offering have allowed the company to establish a dominant position in China’s rapidly growing biologics outsourcing market, with 75% market share. Throughout 2020, WuXi’s strong performance was driven by a greater than expected addition of new projects. The disruption caused by COVID-19 has highlighted the value proposition of dual sourcing for drug development. Management hinted that COVID-19 antibody and vaccine revenue in 2021 could be as much as total revenue generated in 2020.

The Fund’s three weakest performing companies during 2020 were:

1) NMC Health (sold by end of period) is a Middle Eastern (UAE) hospital and clinic operator and an unfortunate example of poor corporate governance. It appears that substantial unauthorized loans were taken out, which were not disclosed to the board of directors, the auditors or investors. Despite multiple meetings that we and other global investors had with the company, the existence of these “off book” loans was never mentioned, despite direct questioning. This was very disappointing.

2) IRB Brasil Resseguros (sold by end of period) is the largest reinsurance company in Brazil, with 40% market share. The company was the subject of a short selling report, which questioned its aggressive accounting. In addition, management and shareholder change combined with a higher degree of uncertainty in its business prospects, caused the shares to lose significant value in the first half of 2020.

3) Itau Unibanco Holding (sold by end of period) is a prominent Brazilian bank. The bank was negatively impacted by the economic slowdown, which continued to have a pronounced impact in asset quality and revenue generation throughout 2020. As a result, the bank’s earnings declined, given the slowdown in demand for credit and the big increase in provision charges. Although Itau was better positioned in terms of capital, reserve coverage and pre-provision profit, the impact on earnings for 2020 was substantial as a result of the asset quality deterioration. In addition, banks were impacted by the possible implementation of caps on interest rates on credit cards and overdrafts that were voted in in August 2020. All of the above affected the bank’s shares performance during the period.

4

Market Review

During the period under review, overall optimism about the prospects for the asset class gave way to the global pandemic, vaccine availability, the U.S. election and somewhat negative investor sentiment towards emerging markets (EM).

As the beginning of 2020 unfolded, so did the global reach of COVID-19 and its impact on emerging markets’ economies. As is often the case in times of heightened risk, significant market turbulence disproportionately affected small-and mid-cap stocks in emerging markets throughout 2020. (As markets normalize, we believe it is reasonable to expect relative outperformance from these smaller stocks.)

In the second quarter, with emerging markets entering the stabilization phase and continued government support (in the form of monetary and fiscal policy), together with easing of COVID-19 restrictions, those small-and mid-cap stocks were able to recover, as we anticipated.

As the third quarter approached, so did the ongoing rebound of emerging markets’ economies. Emerging markets were in the process of economic healing, despite the uneven impact of the pandemic. Easing of virus restrictions, coupled with supportive government policies, boosted growth across emerging markets.

With 2020 drawing to an end (the fourth quarter of 2020), our base case for EM was the following: we saw favorable economics, questionable politics and an exciting digital disruption theme that swept across emerging markets countries around the world. As the final quarter unfolded, some parts of EM demonstrated significant relative strength in coping with the effects of COVID-19. This was coupled with an increase in transformative growth trends across a broad range of sectors and industries. New virus cases trended more favorably in emerging markets vs. developed markets (DM). EM fatality rates were also lower relative to DM.

Global growth normalized at different speeds, with EM central banks remaining very accommodative. Core inflation was a little higher, but not really moving the monetary needle. Growth reflation without inflation (reverse stagflation) augured well for equity returns, but was reflected more in earnings rather than multiples. Economic recovery was led by China and other work from home (WFH) beneficiaries. EM real exports turned positive in September 2020; industrial production growth was upward trending in the majority of developing countries; and retail sales

5

EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

and commodities were also on the rise. Vaccine allowing, we expect global trade to be on track for a V-shape recovery.

Outlook

Clearly, we are in extraordinary times. We expect a more optimistic one-year outlook, driven by further optimization in virus control when vaccines are available and distribution schedules are in place, the U.S. election being finally being behind us and global investors feeling more confident in the outlook for emerging markets. A key driver of our outlook for 2021 and beyond is an expectation of global growth recovery, boosted by COVID-19 vaccine availability and logistics in place (e.g., EM regulatory approval, mass production and distribution schedule)—that should help catalyze a faster normalization in emerging markets economies around the world.

The consequences of the global pandemic juxtaposed with truly unprecedented monetary and fiscal stimuli will be with us for many years to come. Emerging markets have traditionally underperformed in a risky environment, but in general, we believe the behavior of the asset class has not been as bad as many might have predicted. A large part of the negative outcome in the first stages of the pandemic was generated by the abnormal strength of the U.S. dollar, driven by a global “shortage” of dollars. Aggressive central bank action has “normalized” the situation and we continue to have a reasonable hope for U.S. dollar stability (or, dare we say, weakness) in the coming quarters. While it may not matter in the shorter term, we think emerging markets currencies are cheap, particularly versus the U.S. dollar.

Investing in emerging markets is for the long haul. While we can’t say exactly how all businesses will recover, we can say, with conviction, that the Fund is well positioned for the future of emerging markets.

For more information or to access investment and market insights from the investment team, visit our web site at https://www.vaneck.com/blogs/emerging-markets-equity/ to view and subscribe to receive timely updates related to the VanEck Emerging Markets Fund.

6

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large, mid and small cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

[2]	UW—Underweight vs. MSCI EM IMI.

[3]	OW—Overweight vs. MSCI EM IMI.

[4]	GWh, or gigawatt hour, is a unit of energy representing one billion (1,000,000,000) watt hours and is equivalent to one million kilowatt hours.
7

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2020, (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return	Class A After Maximum Sales Charge	Class A Before Sales Charge	Class C After Maximum Sales Charge	Class C Before Sales Charge
One Year	9.73%	16.43%	14.49%	15.49%
Five Year	10.20%	11.51%	10.63%	10.63%
Ten Year	4.12%	4.74%	3.91%	3.91%

Average Annual Total Return	Class I*	Class Y*	Class Z*	MSCI EM IMI
One Year	17.00%	16.86%	17.09%	18.39%
Five Year	12.05%	11.95%	n/a	12.22%
Ten Year	5.25%	5.06%	n/a	3.47%
Life^	n/a	n/a	25.63%	21.87%

*	Classes are not subject to a sales charge
^	Class Z since September 16, 2019
8

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees, if any. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Investable Markets Index (MSCI EMI IMI) captures large, mid and small cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

9

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class A
Actual	$1,000.00	$1,256.30	1.46%	$8.28
Hypothetical**	$1,000.00	$1,017.80	1.46%	$7.41
Class C
Actual	$1,000.00	$1,251.80	2.26%	$12.79
Hypothetical**	$1,000.00	$1,013.77	2.26%	$11.44
Class I
Actual	$1,000.00	$1,259.50	1.00%	$5.68
Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.08
Class Y
Actual	$1,000.00	$1,258.80	1.10%	$6.25
Hypothetical**	$1,000.00	$1,019.61	1.10%	$5.58
Class Z
Actual	$1,000.00	$1,259.60	0.90%	$5.11
Hypothetical**	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
11

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 96.0%
Argentina: 1.1%
17,450	MercadoLibre, Inc. (USD) *	$29,232,589
Brazil: 4.6%
4,861,300	Fleury SA #	25,367,774
8,973,500	JSL SA #	18,746,784
1,386,200	Locaweb Servicos de Internet SA Reg S 144A * #	21,564,736
6,915,700	Movida Participacoes SA #	27,504,834
230,600	Rede D’Or Sao Luiz SA	3,032,224
5,034,577	Rumo SA * #	18,619,643
813,296	Vasta Platform Ltd. (USD) * †	11,792,792
		126,628,787
British Virgin Islands: 0.2%
14,870,278	Juhayna Food Industries	5,577,536

China / Hong Kong: 36.1%
709,400	Alibaba Group Holding Ltd. (ADR) *	165,098,662
8,646,000	Alibaba Health Information Technology Ltd. * #	25,592,303
11,839,500	A-Living Services Co. Ltd. Reg S 144A #	52,550,152
341,000	Baozun, Inc. (ADR) * †	11,713,350
8,365,994	China Animal Healthcare Ltd. * # ∞	1
5,453,000	China Conch Venture Holdings Ltd. #	26,534,635
26,659,000	China Education Group Holdings Ltd. Reg S #	51,421,566
27,355,000	Fu Shou Yuan International Group Ltd. #	25,712,744
Number of Shares		Value

China / Hong Kong (continued)
440,100	GDS Holdings Ltd. (ADR) *	$41,210,964
1,254,952	Hundsun Technologies, Inc. #	20,151,539
1,183,000	HUYA, Inc. (ADR) * †	23,577,190
1,569,000	Meituan Dianping Reg S * #	59,062,579
162,500	NetEase, Inc. (ADR)	15,562,625
184,000	New Oriental Education & Technology Group, Inc. (ADR) *	34,189,040
791,000	OneConnect Financial Technology Co. Ltd. (ADR) * †	15,590,610
9,127,959	Ping An Bank Co. Ltd. #	27,010,773
2,761,000	Ping An Healthcare and Technology Co. Ltd. Reg S 144A * † #	33,532,946
4,253,000	Ping An Insurance Group Co. of China Ltd. #	51,757,361
4,388,917	Qingdao TGOOD Electric Co. Ltd. #	19,727,062
370,000	Shenzhou International Group Holdings Ltd. #	7,251,347
2,344,500	Tencent Holdings Ltd. #	168,695,611
1,132,000	Tencent Music Entertainment Group (ADR) *	21,779,680
13,030,000	Topsports International Holdings Ltd. Reg S 144A #	19,513,279

See Notes to Financial Statements

12

Number of Shares		Value

China / Hong Kong (continued)
4,512,000	Wuxi Biologics Cayman, Inc. Reg S 144A * #	$59,835,129
425,000	Yum China Holdings, Inc. (USD)	24,263,250
		1,001,334,398
Egypt: 1.7%
47,387,115	Cleopatra Hospital *	13,978,145
6,163,312	Commercial International Bank Egypt SAE #	23,282,642
4,211,460	Fawry for Banking & Payment Technology Services SAE *	9,009,258
		46,270,045
Georgia: 0.9%
1,212,197	Bank of Georgia Group Plc (GBP) * #	20,303,604
815,197	Georgia Capital Plc (GBP) * #	5,989,136
		26,292,740
Germany: 2.3%
410,000	Delivery Hero SE Reg S 144A * #	64,119,447
Hungary: 0.8%
472,000	OTP Bank Nyrt * #	21,270,477
India: 10.7%
4,635,007	Bandhan Bank Ltd. Reg S 144A #	25,563,318
6,675,000	Cholamandalam Investment and Finance Co. Ltd. #	35,395,212
3,607,000	HDFC Bank Ltd. #	71,151,553
876,000	HDFC Bank Ltd. (ADR)	63,299,760

Number of Shares		Value

India (continued)
20,957,220	Lemon Tree Hotels Ltd. Reg S 144A * #	$11,618,930
1,585,000	Oberoi Realty Ltd. #	12,580,879
1,908,200	Phoenix Mills Ltd. #	20,284,698
98,466	Reliance Industries Ltd. #	1,509,341
2,032,000	Reliance Industries Ltd. #	55,191,043
		296,594,734
Indonesia: 0.4%
35,375,000	Bank Rakyat Indonesia Tbk PT #	10,517,100
Japan: 1.3%
138,500,000	Bank BTPN Syariah Tbk PT #	36,993,843
Kazakhstan: 0.6%
227,700	Kaspi.kz JSC Reg S (GDR)	15,278,670
Kenya: 0.7%
62,420,000	Safaricom Plc #	19,519,310
Kuwait: 0.6%
1,325,090	Human Soft Holding Co. KSC *	16,548,379
Mexico: 2.7%
8,110,647	Qualitas Controladora SAB de CV	43,566,273
6,788,000	Regional SAB de CV †	31,396,142
		74,962,415

See Notes to Financial Statements

13

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Philippines: 3.1%
35,722,700	Ayala Land, Inc. #	$30,439,429
135,800,000	Bloomberry Resorts Corp. #	22,934,940
12,803,740	International Container Terminal Services, Inc. #	32,931,149
		86,305,518
Russia: 2.9%
7,864,700	Detsky Mir PJSC Reg S 144A #	14,450,646
2,491,000	Sberbank of Russia PJSC (ADR) #	36,015,419
448,000	Yandex NV (USD) * †	31,171,840
		81,637,905
South Africa: 5.7%
9,026,708	Advtech Ltd. * †	5,835,572
177,727	Naspers Ltd. #	36,393,975
748,727	Prosus NV * #	80,846,553
21,069,810	Transaction Capital Ltd. * #	35,871,309
		158,947,409
South Korea: 6.4%
231,000	Douzone Bizon Co. Ltd. #	22,132,179
30,860	LG Chem Ltd. #	23,466,447
112,200	Naver Corp. #	30,245,648
19,900	NCSoft Corp. #	17,085,168
145,050	Samsung SDI Co. Ltd. #	84,063,367
		176,992,809
Spain: 0.5%
536,367	CIE Automotive SA #	14,450,800
Taiwan: 7.6%
4,787,000	Chroma ATE, Inc. #	28,695,868
1,990,132	Poya International Co. Ltd. #	40,837,539
Number of Shares		Value

Taiwan (continued)
184,750	Sea Ltd. (ADR) * †	$36,774,487
4,333,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	81,969,360
945,000	Wiwynn Corp. #	23,729,149
		212,006,403
Tanzania: 1.1%
14,008,714	Helios Towers Plc (GBP) * #	29,248,356
Thailand: 0.6%
3,578,176	Srisawad Corp. PCL (NVDR) #	7,837,193
348,334	Srisawad Corp. PCL - Foreign * #	762,948
14,565,000	Thai Beverage PCL (SGD) #	8,108,217
		16,708,358
Turkey: 2.4%
3,102,147	AvivaSA Emeklilik ve Hayat AS #	7,654,191
9,375,392	MLP Saglik Hizmetleri AS Reg S 144A * #	24,964,760
9,873,140	Sok Marketler Ticaret AS * #	16,750,346
3,864,000	Tofas Turk Otomobil Fabrikasi AS #	17,641,147
		67,010,444
United Kingdom: 0.0%
812,346	Hirco Plc * # ∞	1
United States: 1.0%
1,829,000	Laureate Education, Inc. *	26,630,240
Total Common Stocks
(Cost: $1,812,139,399)		2,661,078,713

See Notes to Financial Statements

14

Number of Shares		Value

PREFERRED STOCKS: 2.3%
South Korea: 2.3% (Cost: $56,299,103)
913,000	Samsung Electronics Co. Ltd., 1.93% #	$61,935,123
MONEY MARKET FUND: 2.1% (Cost: $59,160,717)
59,160,717	Invesco Treasury Portfolio - Institutional Class	59,160,717

Total Investments Before Collateral for Securities Loaned: 100.4% (Cost: $1,927,599,219)		2,782,174,553

Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $4,312,254)
Money Market Fund: 0.1%
4,312,254	State Street Navigator Securities Lending Government Money Market Portfolio	$4,312,254
Total Investments: 100.5% (Cost: $1,931,911,473)		2,786,486,807

Liabilities in excess of other assets: (0.5)%		(15,103,971)
NET ASSETS: 100.0%		$2,771,382,836

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $107,862,687.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,026,904,558 which represents 73.1% of net assets.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $327,713,343, or 11.8% of net assets.

See Notes to Financial Statements

15

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	14.2%	$393,659,915
Consumer Discretionary	28.5	791,559,366
Consumer Staples	1.1	30,436,099
Energy	2.0	56,700,384
Financials	20.5	570,916,925
Health Care	6.7	186,303,282
Industrials	7.1	196,614,259
Information Technology	14.7	410,052,153
Materials	0.8	23,466,447
Real Estate	2.3	63,305,006
Money Market Fund	2.1	59,160,717
	100.0%	$2,782,174,553

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$29,232,589	$—	$—	$29,232,589
Brazil	14,825,016	111,803,771	—	126,628,787
British Virgin Islands	5,577,536	—	—	5,577,536
China / Hong Kong	352,985,371	648,349,026	1	1,001,334,398
Egypt	22,987,403	23,282,642	—	46,270,045
Georgia	—	26,292,740	—	26,292,740
Germany	—	64,119,447	—	64,119,447
Hungary	—	21,270,477	—	21,270,477
India	63,299,760	233,294,974	—	296,594,734
Indonesia	—	10,517,100	—	10,517,100
Japan	—	36,993,843	—	36,993,843
Kazakhstan	15,278,670	—	—	15,278,670
Kenya	—	19,519,310	—	19,519,310
Kuwait	16,548,379	—	—	16,548,379
Mexico	74,962,415	—	—	74,962,415
Philippines	—	86,305,518	—	86,305,518
Russia	31,171,840	50,466,065	—	81,637,905
South Africa	5,835,572	153,111,837	—	158,947,409
South Korea	—	176,992,809	—	176,992,809
Spain	—	14,450,800	—	14,450,800
Taiwan	36,774,487	175,231,916	—	212,006,403
Tanzania	—	29,248,356	—	29,248,356
Thailand	—	16,708,358	—	16,708,358
Turkey	—	67,010,444	—	67,010,444
United Kingdom	—	—	1	1

See Notes to Financial Statements

16

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks (continued)
United States	$26,630,240	$—	$—	$26,630,240
Preferred Stocks*	—	61,935,123	—	61,935,123
Money Market Funds	63,472,971	—	—	63,472,971
Total	$759,582,249	$2,026,904,556	$2	$2,786,486,807

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $1,927,599,219) (1)	$2,782,174,553
Short-term investment held as collateral for securities loaned (2)	4,312,254
Cash denominated in foreign currency, at value (Cost $355,422)	355,094
Receivables:
Investment securities sold	25,209,815
Shares of beneficial interest sold	8,989,069
Dividends and interest	1,204,692
Prepaid expenses	46,892
Other assets	11,893
Total assets	2,822,304,262
Liabilities:
Payables:
Investment securities purchased	31,942,611
Collateral for securities loaned	4,312,254
Shares of beneficial interest redeemed	7,684,098
Due to Adviser	1,575,521
Due to custodian	817,040
Due to Distributor	55,605
Deferred Trustee fees	1,663,974
Accrued expenses	2,870,323
Total liabilities	50,921,426
NET ASSETS	$2,771,382,836
Class A Shares:
Net Assets	$156,697,126
Shares of beneficial interest outstanding	7,476,852
Net asset value and redemption price per share	$20.96
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$22.24
Class C Shares:
Net Assets	$32,747,009
Shares of beneficial interest outstanding	1,773,234
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$18.47
Class I Shares:
Net Assets	$1,158,442,718
Shares of beneficial interest outstanding	52,165,370
Net asset value, offering and redemption price per share	$22.21
Class Y Shares:
Net Assets	$1,349,893,034
Shares of beneficial interest outstanding	63,288,078
Net asset value, offering and redemption price per share	$21.33
Class Z Shares:
Net Assets	$73,602,949
Shares of beneficial interest outstanding	3,308,296
Net asset value, offering and redemption price per share	$22.25

See Notes to Financial Statements

18

Net Assets consist of:
Aggregate paid in capital	$1,991,719,872
Total distributable earnings (loss)	779,662,964
$2,771,382,836
(1) Value of securities on loan	$107,862,687
(2) Cost of short-term investment held as collateral for securities loaned	$4,312,254

See Notes to Financial Statements

19

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$24,170,389
Securities lending income	615,016
Foreign taxes withheld	(3,011,844)
Total income	21,773,561
Expenses:
Management fees	16,458,393
Distribution fees – Class A Shares	342,296
Distribution fees – Class C Shares	308,416
Transfer agent fees – Class A Shares	190,807
Transfer agent fees – Class C Shares	51,587
Transfer agent fees – Class I Shares	546,649
Transfer agent fees – Class Y Shares	806,964
Transfer agent fees – Class Z Shares	9,952
Administration fees	5,486,131
Custodian fees	440,033
Professional fees	132,237
Registration fees – Class A Shares	36,527
Registration fees – Class C Shares	16,310
Registration fees – Class I Shares	30,191
Registration fees – Class Y Shares	131,985
Registration fees – Class Z Shares	17,044
Reports to shareholders	112,793
Insurance	69,686
Trustees’ fees and expenses	299,043
Interest	2,130
Other	96,884
Total expenses	25,586,058
Waiver of management fees	(1,500,126)
Net expenses	24,085,932
Net investment loss	(2,312,371)
Net realized gain (loss) on:
Investments	31,906,989
Foreign currency transactions and foreign denominated assets and liabilities	(863,315)
Net realized gain	31,043,674
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $2,052,261)	352,426,903
Foreign currency transactions and foreign denominated assets and liabilities	(11,980)
Net change in unrealized appreciation (depreciation)	352,414,923
Net Increase in Net Assets Resulting from Operations	$381,146,226

See Notes to Financial Statements

20

EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income (loss)	$(2,312,371)	$46,897,745
Net realized gain	31,043,674	1,350,490
Net change in unrealized appreciation (depreciation)	352,414,923	465,502,640
Net increase in net assets resulting from operations	381,146,226	513,750,875
Distributions to shareholders:
Class A Shares	(234,189)	(2,113,075)
Class C Shares	(56,153)	(386,169)
Class I Shares	(1,629,360)	(15,617,402)
Class Y Shares	(1,971,153)	(24,783,532)
Class Z Shares	(99,892)	(103,112)
Total distributions	(3,990,747)	(43,003,290)
Share transactions:
Proceeds from sale of shares
Class A Shares	55,174,949	41,022,415
Class C Shares	3,799,106	7,052,319
Class I Shares	420,458,387	243,585,686
Class Y Shares	377,459,634	400,353,524
Class Z Shares	66,306,927	5,235,982
	923,199,003	697,249,926
Reinvestment of distributions
Class A Shares	162,569	1,456,581
Class C Shares	46,507	293,284
Class I Shares	1,041,802	8,117,940
Class Y Shares	1,461,424	18,567,809
Class Z Shares	99,882	103,112
	2,812,184	28,538,726
Cost of shares redeemed
Class A Shares	(60,707,321)	(53,367,607)
Class C Shares	(11,226,109)	(8,665,130)
Class I Shares	(235,067,968)	(193,051,638)
Class Y Shares	(483,905,594)	(300,173,014)
Class Z Shares	(12,449,080)	(49,517)
	(803,356,072)	(555,306,906)
Net increase in net assets resulting from share transactions	122,655,115	170,481,746
Total increase in net assets	499,810,594	641,229,331
Net Assets:
Beginning of year	2,271,572,242	1,630,342,911
End of year	$2,771,382,836	$2,271,572,242

See Notes to Financial Statements

21

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2020		2019	2018	2017		2016
Net asset value, beginning of year	$18.03		$14.14	$18.44	$12.33		$12.40
Income from investment operations:
Net investment income (loss)	(0.08	)(b)	0.31 (b)	0.03 (b)	—	(b)(c)	0.04
Net realized and unrealized gain (loss) on investments	3.04		3.86	(4.33)	6.13		(0.09)
Total from investment operations	2.96		4.17	(4.30)	6.13		(0.05)
Less distributions from:
Net investment income	(0.03)		(0.28)	— (c)	(0.02)		(0.02)
Net asset value, end of year	$20.96		$18.03	$14.14	$18.44		$12.33
Total return (a)	16.43%		29.52%	(23.30)%	49.70%		(0.43)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$156,697		$137,985	$117,928	$195,080		$116,083
Ratio of gross expenses to average net assets	1.47%		1.53%	1.50%	1.47%		1.53%
Ratio of net expenses to average net assets	1.47%		1.53%	1.50%	1.47%		1.53%
Ratio of net expenses to average net assets, excluding interest expense	1.47%		1.53%	1.50%	1.47%		1.53%
Ratio of net investment income (loss) to average net assets	(0.47)%		1.86%	0.17%	(0.01)%		0.25%
Portfolio turnover rate	30%		24%	39%	36%		51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2020		2019	2018		2017		2016
Net asset value, beginning of year	$16.02		$12.60	$16.55		$11.14		$11.30
Income from investment operations:
Net investment income (loss)	(0.19	)(b)	0.16 (b)	(0.09	)(b)	(0.12	)(b)	(0.06)
Net realized and unrealized gain (loss) on investments	2.67		3.43	(3.86)		5.53		(0.08)
Total from investment operations	2.48		3.59	(3.95)		5.41		(0.14)
Less distributions from:
Net investment income	(0.03)		(0.17)	—		—		(0.02)
Net asset value, end of year	$18.47		$16.02	$12.60		$16.55		$11.14
Total return (a)	15.49%		28.51%	(23.87)%		48.56%		(1.27)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$32,747		$36,542	$29,916		$38,736		$22,238
Ratio of gross expenses to average net assets	2.27%		2.32%	2.27%		2.28%		2.32%
Ratio of net expenses to average net assets	2.27%		2.32%	2.27%		2.28%		2.32%
Ratio of net expenses to average net assets, excluding interest expense	2.27%		2.32%	2.27%		2.28%		2.32%
Ratio of net investment income (loss) to average net assets	(1.25)%		1.12%	(0.57)%		(0.85)%		(0.52)%
Portfolio turnover rate	30%		24%	39%		36%		51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

23

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$19.01		$14.90	$19.46	$13.00	$13.01
Income from investment operations:
Net investment income (loss)	—	(b)(c)	0.43 (b)	0.12 (b)	0.07 (b)	0.07
Net realized and unrealized gain (loss) on investments	3.23		4.05	(4.58)	6.48	(0.06)
Total from investment operations	3.23		4.48	(4.46)	6.55	0.01
Less distributions from:
Net investment income	(0.03)		(0.37)	(0.10)	(0.09)	(0.02)
Net asset value, end of year	$22.21		$19.01	$14.90	$19.46	$13.00
Total return (a)	17.00%		30.11%	(22.88)%	50.40%	0.05%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,158,443		$804,200	$575,466	$773,952	$488,066
Ratio of gross expenses to average net assets	1.12%		1.16%	1.14%	1.15%	1.16%
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.02)%		2.46%	0.68%	0.45%	0.76%
Portfolio turnover rate	30%		24%	39%	36%	51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

24

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$18.28		$14.33	$18.73	$12.51	$12.53
Income from investment operations:
Net investment income (loss)	(0.02	)(b)	0.39 (b)	0.10 (b)	0.05 (b)	0.06
Net realized and unrealized gain (loss) on investments	3.10		3.92	(4.41)	6.24	(0.06)
Total from investment operations	3.08		4.31	(4.31)	6.29	(0.00)
Less distributions from:
Net investment income	(0.03)		(0.36)	(0.09)	(0.07)	(0.02)
Net asset value, end of year	$21.33		$18.28	$14.33	$18.73	$12.51
Total return (a)	16.86%		30.07%	(23.03)%	50.32%	(0.03)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,349,893		$1,287,338	$907,032	$1,007,275	$463,494
Ratio of gross expenses to average net assets	1.14%		1.18%	1.16%	1.15%	1.21%
Ratio of net expenses to average net assets	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets, excluding interest expense	1.10%		1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.10)%		2.32%	0.59%	0.32%	0.65%
Portfolio turnover rate	30%		24%	39%	36%	51%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

25

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31, 2020	September 16, 2019 (a) through December 31 2019
Net asset value, beginning of period	$19.03	$18.08
Income from investment operations:
Net investment loss (b)	(0.02)	(0.02)
Net realized and unrealized gain on investments	3.27	1.34
Total from investment operations	3.25	1.32
Less distributions from:
Net investment income	(0.03)	(0.37)
Net asset value, end of year	$22.25	$19.03
Total return (c)	17.09%	7.29	%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$73,603	$5,508
Ratio of gross expenses to average net assets	1.13%	1.31	%(e)
Ratio of net expenses to average net assets	0.90%	0.90	%(e)
Ratio of net expenses to average net assets, excluding interest expense	0.90%	0.90	%(e)
Ratio of net investment loss to average net assets	(0.12)%	(0.27	)%(e)
Portfolio turnover rate	30%	24	%(d)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

26

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3,1985. The Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers five classes of shares: Class A, C, I, Y and Z Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I, Y and Z Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using
27

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest
28

priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.
29

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may
30

be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2020, are as follows:

	Expense Limitation	Waiver of Management Fees
Class A	1.60%	$—
Class C	2.50	—
Class I	1.00	1,023,947
Class Y	1.10	400,144
Class Z	0.90	76,035

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets. Administrative fees are included in expenses in the Statement of Operations.

For the year ended December 31, 2020, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $224,831 in sales loads relating to the sale of shares of the Fund, of which $218,370 was reallowed to broker/dealers and the remaining $6,461 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares

31

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $778,280,196 and $644,650,474, respectively.

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,939,795,328	$949,081,552	$(102,390,073)	$ 846,691,479

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$—	$(62,723,607)	$(1,663,974)	$844,050,545	$779,662,964

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$3,990,747	$43,003,290

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration
$(62,723,607)

Additionally, the Fund utilized $32,261,844 of its capital loss carryover available from prior years.

During the year ended December 31, 2020 as a result of permanent book to tax differences primarily due to tax net operating losses and earnings attributable to the redemption of shares, the Fund incurred differences that affected net distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

32

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Paid-in-Capital
$2,618,246	$(2,618,246)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Funds may purchase securities in foreign markets. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded

33

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity. The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market

34

basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	3,330,424	2,470,443
Shares reinvested	7,950	81,326
Shares redeemed	(3,515,280)	(3,239,564)
Net decrease	(176,906)	(687,795)
Class C
Shares sold	245,703	480,861
Shares reinvested	2,579	18,434
Shares redeemed	(756,634)	(592,809)
Net decrease	(508,352)	(93,514)
35

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class I
Shares sold	23,768,703	14,288,287
Shares reinvested	48,076	429,748
Shares redeemed	(13,948,510)	(11,054,918)
Net increase	9,868,269	3,663,117
Class Y
Shares sold	21,744,051	24,080,552
Shares reinvested	70,227	1,022,456
Shares redeemed	(28,945,856)	(17,962,194)
Net increase (decrease)	(7,131,578)	7,140,814
Class Z
Shares sold	3,665,787	286,623
Shares reinvested	4,601	5,456
Shares redeemed	(651,499)	(2,672)
Net increase	3,018,889	289,407

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities

36

identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2020:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$107,862,687	$4,312,254	$107,066,929	$111,379,183

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statement of Assets and Liabilities
Equity Securities	$4,312,254

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the Fund had no borrowings under the Facility.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

37

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material effect on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

38

EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Shareholders of Emerging Markets Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fund (one of the series constituting VanEck Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 26, 2021

39

EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date:	12/21/2020
Payable Date:	12/22/2020

Ordinary Income Paid Per Share-Class A	$0.03130
Ordinary Income Paid Per Share-Class C	0.03130
Ordinary Income Paid Per Share-Class I	0.03130
Ordinary Income Paid Per Share-Class Y	0.03130
Ordinary Income Paid Per Share-Class Z	0.03130

Qualified Dividend Income for Individuals	41.50%

Dividends Qualifying for the Dividends Received Deduction for Corporations	—

Interest from Federal Obligations	0.72%

Foreign Source Income	98.77%

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

40

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11

Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
41

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee
42

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
43

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
44

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	EMEAR

ANNUAL REPORT December 31, 2020

VanEck Funds

Global Hard Assets Fund

International Investors Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK FUNDS

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK FUNDS

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

GLOBAL HARD ASSETS FUND

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The Global Hard Assets Fund (the Fund) gained 18.68% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2020, outperforming by 37.69% the S&P® North American Natural Resources Sector Index (SPGINRTR),1 which lost 19.01%. The Fund’s relative outperformance was helped by overweight positioning in gold and copper mining and alternative energy.

In terms of its performance, 2020 can essentially be split in two parts. In the first part (coinciding fairly closely with the first half of the year), we saw unprecedented commodity demand destruction resulting from the COVID-19 pandemic and the fastest major decline in the entire history of the U.S. stock market (peak-to-trough, going all the way back to 1927). In the second part of the year, equating with much of the third and the whole of the fourth quarter, we saw strong rebounds in demand in a number of sectors and increasing optimism around the outlook for 2021.

Market Review

By the end of the year, the precipitous commodity demand declines at the onset of the COVID-19 pandemic had been partially offset. This was the result of a number of factors, one of the most important being the sheer scale of (and the anticipation of further) global central banks’ mitigative actions, not least quantitative easing, the size of which dwarfed anything following the global financial crisis. In addition, China, the most commodity-intensive country on the demand side, recovered much faster than any other country. Finally, there were also the hopes for, and anticipation of the development of, one or more successful vaccines.

Crude Oil

At the start of the year, crude oil found itself victim of at least two “black swan” events. In addition to COVID-19 and the ensuing demand destruction, in March, Russia rejected Saudi Arabia’s demand that it and other non-OPEC (Organization of the Petroleum Exporting Countries) members agree to supply cuts. At the time, the price of West Texas Intermediate (WTI) crude oil had already started to fall amid uncontrolled production and, by April 20, began trading in negative territory for the first time in history following a historic drop of nearly 300% in the oil futures market. When it became apparent that OPEC and Russia were going to get back together to come up with a new quota system, though, things quickly started to improve.

3

GLOBAL HARD ASSETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

In the latter part of the year, in addition to quite a strong rebound in demand, we saw not only a degree of “healing” within OPEC, but also production cuts from OPEC and 10 non-OPEC partner countries. Finally, in contrast with the somewhat severe headwinds resulting from ESG concerns experienced in the first part of the year, reactions to these, and issues around energy transition, appeared more tempered in the second part of the year. However, that said, also as the year progressed, the increasing importance of ESG reporting, and the place of ESG-related metrics in investment decision making, became very clear. We continue to believe and, indeed, to invest on the basis that future energy supply is alternative.

Gold

Together with negative real interest rates around the globe, gold benefited not only from the huge monetary stimulus during the year, but also a weaker U.S. dollar. Reflecting, perhaps, their robust financial health (resulting, not least, from a relentless focus on costs), dividend increases during the year by gold mining companies were notable. In a big transition for gold mining companies, with their shares’ positive carry, investors were, essentially, paid to hold gold as opposed to having to pay to buy it!

Copper

As China’s recovery progressed during the year, copper benefited, not least, from the resulting strong demand. In addition, many copper mining companies faced supply challenges. It is arguable, too, that after seven years of reduced capital spending, a tight focus on efficiency gains and little to no exploration, the “chickens” are, as they say, “coming home to roost.”

Iron Ore

A major beneficiary of the global fiscal stimulus, demand for iron ore remained strong throughout the year. China, for example, saw huge infrastructure acceleration in 2020 with steel production reaching all-time highs. In addition, supply discipline in the sector was clearly reflected in elevated price levels during the year.

4

Fund Review

In terms of absolute performance, the positive contributions from positions in gold, copper and renewable energy-related sub-industries more than offset the losses from our oil and gas positions. Versus the S&P North American Natural Resources Sector Index, our overweight positioning in gold, copper and renewable energy-related sub-industries, together with our significant underweight positioning in energy, and, in particular, in the integrated oil and gas sub-industry, aided relative outperformance for the year.

The Fund’s top three contributing individual positions were: solar energy company, Sunrun (6.0% of Fund net assets*), semiconductor equipment company, solar inverter manufacturer, SolarEdge Technologies (5.9% of Fund net assets*) and copper mining company Freeport-McMoRan (4.7% of Fund net assets*). All these companies benefited, either directly or indirectly (in the case of Freeport-McMoRan—copper is essential for electrification), from the strength of the transition resources market during the year.

The Fund’s three weakest contributing companies operated in the energy sector: oil and gas exploration and production companies Diamondback Energy (1.7% of Fund net assets*) and Ovinitiv (sold during the year) and oil and gas refining and marketing company PBF Energy (sold during the year). All three companies suffered from the demand destruction resulting from the COVID-19 pandemic.

During the year, the Fund entered into a subscription agreement to gain exposure to a private investment in public equity. The agreement contributed slightly to the Fund’s performance.

As a team staffed with former geologists and engineers, we have and will continue to emphasize a bottom up investment approach—seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

For more information or to access investment and timely market insights from the investment team, visit our website and subscribe to our commentaries.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

5

GLOBAL HARD ASSETS FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
6

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) gained 41.39% (Class A shares, excluding sales charge) during the 12 months ended December 31, 2020, outperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted returns of 23.69% during the same period.

The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) gained 30.89%.

Market Review

Gold gained 25.1% or $381 an ounce in 2020, its largest percentage gain in ten years. Myriad of mostly pandemic-related drivers moved gold, beginning in January with the virus’ outbreak in China. Gold advanced to seven-year highs in February as the COVID-19 virus spread to South Korea. However, in the last week of February, news of infections in Italy, Iran and the U.S. caused markets to crash and gold fell to its low of the year of $1,451 an ounce on March 16. Gold stocks also tumbled as investors sought to raise cash for margin calls, redemptions and risk-off positioning. Once the panic abated, gold and gold stocks snapped back, returning to their pre-crash levels in early April. Gold reached new long-term highs in April, May and June. On July 27, it surpassed the $1,921 all-time high set in 2011 and went on to its ultimate high of $2,075 on August 7.

Since August, gold has taken a breather, consolidating in the $1,800 to $2000 range. News of positive COVID-19 vaccine test results in early-November brought hopes for a return to normalcy. This caused a fall in gold to test long-term technical support at $1,800. Support held and gold trended higher in December as the U.S. dollar index (DXY3) made new lows. Gold ended the year at $1,898 an ounce.

The gold miners proved adept at handling COVID-19 protocols, while production and costs were not significantly impacted for most companies. Producers remained focused on controlling costs, free cash flow, disciplined capital allocation and returns to shareholders. Dividends increased throughout the year and many companies now have yields that exceed 2%. Gold miners’ performance outpaced gold for most of the year, however, with the fourth quarter consolidation in the gold price, stock prices pulled back and the GDMNTR gains roughly matched gold for the year at 23.69%. Mid-tier and junior stocks outperformed, shown by the 30.89% advance for MVGDXJTR.

7

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

Fund Review

The Fund outperformed the benchmark by 17.70%. This was largely due to stock selection among the small-cap companies. The Fund held significant positions in several companies that are not members of the benchmark and had great performance during the year. These included: Pure Gold Mining Inc. (1.5% of Fund net assets†); Bellevue Gold Limited (3.3% of Fund net assets†); Liberty Gold Corp. (3.2% of Fund net assets†); and West African Resources Ltd. (3.6% of Fund net assets†). The Fund also avoided some poor performers, including Newcrest Mining Limited (sold during the year) and Compañía de Minas Buenaventura S.A.A. (sold during the year).

Among the Fund’s top holdings, Kinross Gold Corporation (5.8% of Fund net assets†) outperformed, 56.07% during the year (in USD terms). Kinross is a high quality company with strong gold price leverage. In 2020, the company finalized the terms of an agreement with the government of Mauritania, which materially reduces the risks of one of its core operations, the Tasiast mine; declared a dividend; and provided guidance for increasing production and lower costs over the next several years.

Junior producer West African Resources Ltd. (3.6% of Fund net assets†) also outperformed (+166.20% in USD terms). The company completed construction of its Sanbrado mine in Burkina Faso ahead of schedule and below budget, reaching commercial gold production in the second quarter of 2020. The ramp up is progressing well to reach full production in 2021. In addition, the company has been repaying debt; acquired the Toega deposit, which is expected to increase Sanbrado’s mine life; and is focused on an exploration program that has the potential to further increase its resources.

Kirkland Lake Gold Ltd. (6.7% of Fund net assets†) underperformed (-5.01% in USD terms). After consistent and phenomenal outperformance during the last several years, the market seems to have decided to take some profits off Kirkland shares. Declining production at Fosterville due to lower grades (relative to the super high grades of previous years) was the main cause of disappointment, along with uncertainty around the Detour acquisition. We believe the company is demonstrating successful integration and optimization of Detour and further delineation of resources at Fosterville and Macassa

8

should lead to improved share price performance. Positively, the company has now repurchased 16.2 million shares through its share buy-back program and has tripled its dividend.

Senior producer Agnico-Eagle Mines Limited (4.4% of Fund net assets†) also underperformed relative to its peers (+16.19% in USD terms). The company had temporarily to reduce and/or shut down operations in Canada and Mexico as a result of COVID-19-related measures, which forced the company to withdraw its 2020 operating guidance. However, in July, the company reissued its 2020 guidance, targeting higher production than originally, which demonstrates the company’s success in dealing with the effects of the pandemic. It also increased its dividend by 75% in the third quarter of 2020. The company is in good financial health, with a strong management and high quality assets, so we expect better performance and see opportunities for share price re-rating in the future.

Outlook

We expect the same drivers that propelled gold in 2020 to continue in 2021. Later in the year, the world will become a very different place once the U.S. and other nations achieve herd immunity. Here we try to identify the remaining risks that might drive gold once the virus has been tamed. Foremost is the distorting influence of negative nominal rates, negative real rates and zero rate policies have on the markets. The U.S. Federal Reserve (“Fed”) has indicated it will maintain a zero rate policy at least through 2023. “Nano-yields” force investors into riskier segments of the investment spectrum. Markets are further distorted by massive government interventions to purchase assets and inject liquidity into the economy through loans, spending and grants. As a result, we are seeing the same asset price inflation as seen after the global financial crisis, but this time it is on steroids. Incredibly, while still in the throes of an epic health crisis, bubbles or manias have formed in stocks, corporate credit, bitcoin and residential housing. Margin debt and call options are at record levels. The greater fool theory is in full force, while another crash is a possibility.

A second risk is the huge debt load carried by governments and corporations. No one knows what the debt capacity limits are, but it is surely a finite number that might be crossed at any time. Also, anything that causes a surge in interest rates might make debt service an overwhelming liability.

9

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

Expected policies of the incoming Biden administration are a third risk. Campaign promises of tax increases on corporations and individuals, along with increased regulations on many parts of the economy are likely to hinder economic growth. Deficit spending, possibly in the trillions, will add to the debt load. More spending by government on favored industries, state and local governments and various federal programs will stimulate the economy. However, government spending is probably the least productive use of capital known to mankind.

Inflation is another risk that may take many investors by surprise. We expect annual inflation to surge above two percent beginning in March when the 2020 pandemic recession becomes the new basis for year-over-year measures. Later in the year, warmer weather and the proliferation of vaccinations may usher in the new roaring twenties—a surge in demand and virtually unlimited spending made possible by the massive government sponsored liquidity sloshing around the financial system. Inflation may transform from a year-over-year aberration to a lasting problem.

The DXY fell 6.8% in 2020. This weakness might morph into a longer bear market for the U.S. dollar in 2021 for several reasons. With the Fed’s zero-rate policy, the U.S. dollar no longer enjoys superior sovereign rates. In fact, real (inflation adjusted) U.S. Treasury yields are now less than those on Japanese and German government bonds. As the economic recovery gains momentum, emerging economies with higher growth rates will attract capital from the U.S. Also, the fiscal position of the U.S. is likely to deteriorate further under the Biden administration.

Gold has been in a bull market since December 2015. This gold market’s price action looks similar to the first five years of the 2001 to 2011 gold bull market. It will be interesting to see if similarities continue. After 2006, the former gold bull market found catalysts in the 2008 global financial crisis and the European debt crisis in 2010. The current gold bull market will certainly need further catalysts to realize similar gains. The risks we have outlined along with the U.S. dollar’s trend could provide such catalysts.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit vaneck.com/subscribe.

10

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2020.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
11

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	18.68%	11.86%	17.72%	16.72%
Five Year	5.71%	4.47%	4.87%	4.87%
Ten Year	(3.92)%	(4.49)%	(4.69)%	(4.69)%

Average Annual Total Return	Class I*	Class Y*	SPGINRTR	MSCI ACWI
One Year	19.23%	18.99%	(19.01)%	16.82%
Five Year	6.16%	5.98%	(0.08)%	12.86%
Ten Year	(3.54)%	(3.69)%	(2.83)%	9.71%

*	Classes are not subject to a sales charge
12

The performance quoted represents past performance. Past performance does not guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry (reflects no deduction for fees, expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for fees, expenses or taxes).

13

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	41.39%	33.26%	40.31%	39.31%
Five Year	23.19%	21.74%	22.27%	22.27%
Ten Year	(3.13)%	(3.70)%	(3.86)%	(3.86)%

Average Annual Total Return	Class I*	Class Y*	GDMNTR	MSCI ACWI
One Year	41.88%	41.68%	23.69%	16.82%
Five Year	23.67%	23.53%	22.45%	12.86%
Ten Year	(2.74)%	(2.86)%	(4.17)%	9.71%

*	Classes are not subject to a sales charge
14

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

15

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16

		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Global Hard Assets Fund
Class A	Actual	$1,000.00	$1,484.30	1.38%	$ 8.62
	Hypothetical**	$1,000.00	$1,018.20	1.38%	$ 7.00
Class C	Actual	$1,000.00	$1,478.00	2.20%	$13.70
	Hypothetical**	$1,000.00	$1,014.08	2.20%	$11.14
Class I	Actual	$1,000.00	$1,487.40	0.95%	$ 5.94
	Hypothetical**	$1,000.00	$1,020.36	0.95%	$ 4.82
Class Y	Actual	$1,000.00	$1,486.40	1.13%	$ 7.06
	Hypothetical**	$1,000.00	$1,019.46	1.13%	$ 5.74

International Investors Gold Fund
Class A	Actual	$1,000.00	$1,047.80	1.31%	$ 6.74
	Hypothetical**	$1,000.00	$1,018.55	1.31%	$ 6.65
Class C	Actual	$1,000.00	$1,044.60	2.08%	$10.69
	Hypothetical**	$1,000.00	$1,014.68	2.08%	$10.53
Class I	Actual	$1,000.00	$1,049.30	1.00%	$ 5.15
	Hypothetical**	$1,000.00	$1,020.11	1.00%	$ 5.08
Class Y	Actual	$1,000.00	$1,048.70	1.04%	$ 5.36
	Hypothetical**	$1,000.00	$1,019.91	1.04%	$ 5.28

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
17

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 97.4%

Australia: 3.2%
414,019	Galaxy Resources Ltd. * † #	$714,675
53,400	Piedmont Lithium Ltd. (ADR) * †	1,417,770
224,100	Rio Tinto Plc (ADR) †	16,856,802
		18,989,247
Brazil: 0.8%
114,600	Yara International ASA (NOK) #	4,754,243
Canada: 14.1%
254,206	Agnico-Eagle Mines Ltd. (USD)	17,924,065
1,143,500	B2Gold Corp. (USD)	6,403,600
686,845	Barrick Gold Corp. (USD)	15,646,329
1,563,700	Kinross Gold Corp. (USD)	11,477,558
357,698	Kirkland Lake Gold Ltd. (USD)	14,762,196
370,971	Nutrien Ltd. (USD) (c)	17,865,963
		84,079,711
Cayman Islands: 0.4%
226,800	Alussa Energy Acquisition Corp. (USD) * (s)	2,281,608
Chile: 2.4%
1,586,500	Lundin Mining Corp. (CAD)	14,083,942
Finland: 1.3%
106,900	Neste Oil Oyj #	7,761,341
Norway: 0.8%
300,400	Equinor ASA (ADR)	4,932,568
Russia: 0.7%
124,900	MMC Norilsk Nickel PJSC (ADR) #	3,892,956
Number of Shares		Value

South Africa: 6.5%
616,300	Anglo American Plc (GBP) #	$20,351,605
1,104,300	Sibanye Stillwater Ltd. (ADR) †	17,547,327
269,500	Sibanye Stillwater Ltd. * #	1,086,170
		38,985,102
Spain: 0.3%
111,900	Soltec Power Holdings SA * †	1,804,475
United States: 61.8%
175,700	Bunge Ltd.	11,522,406
349,600	Cabot Oil & Gas Corp.	5,691,488
84,134	Chart Industries, Inc. *	9,910,144
127,300	Chevron Corp.	10,750,485
231,400	Cimarex Energy Co.	8,679,814
145,182	Concho Resources, Inc.	8,471,370
180,266	Corteva, Inc.	6,979,900
109,500	Darling Ingredients, Inc. *	6,315,960
209,168	Diamondback Energy, Inc.	10,123,731
32,966	Dow, Inc.	1,829,613
31,466	DuPont de Nemours, Inc.	2,237,547
132,400	FMC Corp.	15,216,732
1,069,600	Freeport-McMoRan, Inc. *	27,830,992
493,791	Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	31,321,163
48,400	IPG Photonics Corp. *	10,831,436
22,800	Kansas City Southern	4,654,164
113,100	Kirby Corp. *	5,861,973
608,900	Liberty Oilfield Services, Inc. *	6,277,759
224,100	Louisiana-Pacific Corp.	8,329,797

See Notes to Financial Statements

18

Number of Shares		Value

United States: (continued)
304,255	Newmont Mining Corp.	$18,221,832
127,300	Ormat Technologies, Inc. †	11,492,644
710,400	Parsley Energy, Inc.	10,087,680
81,500	Pioneer Natural Resources Co.	9,282,035
43,300	Sanderson Farms, Inc.	5,724,260
110,500	SolarEdge Technologies, Inc. *	35,262,760
355,100	Solaris Oilfield Infrastructure, Inc.	2,890,514
1	Star Peak Energy Transition Corp. * (a) (s)	22
630,099	Star Peak Energy Transition Corp. * (s)	12,891,826
516,900	Sunrun, Inc. *	35,862,522
224,100	Tyson Foods, Inc.	14,441,004
22,800	Union Pacific Corp.	4,747,416
160,300	Valero Energy Corp.	9,068,171
732,300	WPX Energy, Inc. *	5,968,245
		368,777,405
Zambia: 5.1%
1,696,100	First Quantum Minerals Ltd. (CAD)	30,446,920
Total Common Stocks (Cost: $342,016,614)		580,789,518
WARRANTS: 0.2%

Cayman Islands: 0.0%
120,350	Alussa Energy Acquisition Corp. (USD 11.50, expiring 10/31/26)* (s)	148,031
Number of Shares		Value

United States: 0.2%
210,033	Star Peak Energy Transition Corp. (USD 11.50, expiring 08/11/25) * (s)	$1,243,395
Total Warrants (Cost: $618,218)		1,391,426
MONEY MARKET FUND: 2.1% (Cost: $12,264,296)
12,264,296	Invesco Treasury Portfolio – Institutional Class (c)	12,264,296
Total Investments Before Collateral for Securities Loaned: 99.7% (Cost: $354,899,128)		594,445,240
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5% (Cost: $2,979,524)

Money Market Fund: 0.5%

2,979,524	State Street Navigator Securities Lending Government Money Market Portfolio	2,979,524
Total Investments: 100.2% (Cost: $357,878,652)		597,424,764

Liabilities in excess of other assets: (0.2)%		(943,436)
NET ASSETS: 100.0%		$596,481,328

Derivative Contract – PIPE – As of December 31, 2020.

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Appreciation	% of Net Assets
Star Peak Energy Transition Corp.	Star Peak Energy Transition Corp. * # (b) ∞	$3,620,000	03/04/21	$2,648,246	0.4%

See Notes to Financial Statements

19

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
PIPE	Private Investment in Public Equity
USD	United States Dollar

Footnotes:

(a)	Unit, consisting of one ordinary share of Star Peak Energy Transition Corp. and one-third of one redeemable warrant.
(b)	Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 362,000 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Star Peak Energy Transition Corp. (Star Peak), a special purpose acquisition company (SPAC), and Stem, Inc. (Stem). The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Star Peak and Stem, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met the Fund is no longer obligated to fulfill its commitment to Star Peak. The investment is restricted from resale until the settlement date.
(c)	All or a portion of these securities are segregated for the unfunded subscription agreement. Total value of securities segregated is $3,620,000.
(s)	Special Purpose Acquisition Company (SPAC)
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $27,417,611.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $41,209,236, which represents 6.9% of net assets.
∞	Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	6.4%	$38,003,630
Energy	16.8	99,985,201
Financials	5.3	31,321,163
Industrials	10.6	62,840,694
Information Technology	7.7	46,094,196
Materials	46.4	275,878,534
Special Purpose Acquisition Company	2.8	16,564,882
Utilities	1.9	11,492,644
Money Market Fund	2.1	12,264,296
	100.0%	$594,445,240

See Notes to Financial Statements

20

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$18,274,572	$714,675	$—	$18,989,247
Brazil	—	4,754,243	—	4,754,243
Canada	84,079,711	—	—	84,079,711
Cayman Islands	2,281,608	—	—	2,281,608
Chile	14,083,942	—	—	14,083,942
Finland	—	7,761,341	—	7,761,341
Norway	4,932,568	—	—	4,932,568
Russia	—	3,892,956	—	3,892,956
South Africa	17,547,327	21,437,775	—	38,985,102
Spain	1,804,475	—	—	1,804,475
United States	368,777,405	—	—	368,777,405
Zambia	30,446,920	—	—	30,446,920
Warrants *	1,391,426	—	—	1,391,426
Money Market Funds	15,243,820	—	—	15,243,820
Total	$558,863,774	$38,560,990	$—	$597,424,764
Other Financial Instruments:
Derivative Contract – PIPE	$—	$—	$2,648,246	$2,648,246
*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

21

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 97.9%

Australia: 17.1%
40,613,982	Bellevue Gold Ltd. * #	$35,205,322
16,328,422	De Grey Mining Ltd. * #	12,850,726
8,342,400	Emerald Resources NL * #	5,481,572
11,120,887	Evolution Mining Ltd. #	42,797,214
10,118,212	Gold Road Resources Ltd. * #	10,337,184
3,711,100	Northern Star Resources Ltd. #	36,272,225
46,967,900	West African Resources Ltd. ‡ * #	37,833,807
		180,778,050
Brazil: 4.4%
1,104,286	Wheaton Precious Metals Corp. (USD)	46,092,898
Canada: 63.0%
667,200	Agnico-Eagle Mines Ltd. (USD)	47,044,272
2,960,714	Alamos Gold, Inc. (USD)	25,906,247
13,736,836	B2Gold Corp. (USD) †	76,926,282
2,718,600	Barrick Gold Corp. (USD)	61,929,708
948,000	Bear Creek Mining Corp. * # ø	2,331,086
2,524,800	Bear Creek Mining Corp. *	6,208,362
4,790,000	Benchmark Metals, Inc. * # ø	4,393,972
3,784,730	Bonterra Resources, Inc. *	3,805,840
660,300	Bonterra Resources, Inc. * # ø	621,019
7,541,239	Corvus Gold, Inc. ‡ *	17,891,855
Number of Shares		Value

Canada: (continued)
2,689,103	Equinox Gold Corp. (USD) * $	27,805,325
26,600	Franco-Nevada Corp. (USD)	3,333,778
7,271,900	Galway Metals, Inc. *	6,512,661
2,725,643	GoGold Resources, Inc. * # ø	4,989,196
4,470,444	Gold Standard Ventures Corp. (USD) *	3,235,707
576,294	Great Bear Resources Ltd. *	7,669,432
10,281,966	Kanadario Gold, Inc. * # ø	7,537,790
8,312,700	Kinross Gold Corp. (USD)	61,015,218
1,725,748	Kirkland Lake Gold Ltd. (USD)	71,221,620
25,038,373	Liberty Gold Corp. ‡ *	34,226,388
542,700	Lundin Gold, Inc. *	4,659,998
6,280,000	Marathon Gold Corp. *	14,258,151
2,867,200	Midas Gold Corp. *	2,748,043
1,388,900	O3 Mining, Inc. * †	3,458,884
12,950,175	Orezone Gold Corp. ‡ *	11,191,132
6,317,496	Osisko Mining, Inc. *	18,363,371
885,700	Pretium Resources, Inc. (USD) *	10,167,836
3,612,000	Probe Metals, Inc. *	4,823,945
10,658,651	Pure Gold Mining, Inc. *	21,603,676
5,058,500	Pure Gold Mining, Inc. * # ø	10,292,651
8,976,056	Rio2 Ltd. *	6,346,493
9,812,200	Sabina Gold and Silver Corp. *	25,361,095

See Notes to Financial Statements

22

Number of Shares		Value

Canada: (continued)
1,837,000	Skeena Resources Ltd. *	$4,964,475
1,014,400	SSR Mining, Inc. (USD) * †	20,399,584
6,040,709	Yamana Gold, Inc. (USD)	34,492,448
		667,737,540
Ivory Coast: 1.0%
453,579	Endeavour Mining Corp. (CAD) *	10,554,647
South Africa: 1.4%
1,612,100	Gold Fields Ltd. (USD)	14,944,167
Tanzania: 1.5%
710,500	AngloGold Ashanti Ltd. (ADR)	16,071,510
United States: 9.5%
2,519,222	Argonaut Gold, Inc. (CAD) *	5,422,789
812,142	Gatos Silver, Inc. *	10,582,210
5,512,686	GoGold Resources, Inc. (CAD) * †	10,090,784
739,000	Golden Star Resources Ltd. *	2,741,690
1,207,476	Newmont Mining Corp.	72,315,738
		101,153,211
Total Common Stocks (Cost: $476,891,313)		1,037,332,023
WARRANTS: 2.0%

Canada: 2.0%
2,395,000	Benchmark Metals, Inc. (CAD 1.80, expiring 09/21/22) * # ø ∞	822,417
Number of Shares		Value

Canada: (continued)
352,000	Bonterra Resources, Inc. (CAD 3.10, expiring 08/20/21) * # ∞	$10,287
5,140,983	Kanadario Gold, Inc. (CAD 0.80, expiring 05/20/22) * # ø ∞	3,079,986
10,822,000	Liberty Gold Corp. (CAD 0.60, expiring 10/02/21) * # ‡ ∞	9,692,105
1,330,500	Marathon Gold Corp. (CAD 1.90, expiring 05/26/21) * # ∞	1,045,251
1,754,500	Marathon Gold Corp. (CAD 1.60, expiring 09/30/21) * # ∞	1,807,429
694,450	O3 Mining, Inc. (CAD 3.25, expiring 06/18/22) * # ø ∞	507,376
357,198	Osisko Mining, Inc. (CAD 5.25, expiring 12/23/21) * # ø ∞	133,097
3,172,500	Pure Gold Mining, Inc. (CAD 0.85, expiring 07/18/22) * # ∞	4,336,672
Total Warrants (Cost: $3,658,906)		21,434,620
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $480,550,219)		1,058,766,643

See Notes to Financial Statements

23

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0% (Cost: $384,792)

Money Market Fund: 0.0%
384,792	State Street Navigator Securities Lending Government Money Market Portfolio	$384,792
Total Investments: 99.9% (Cost: $480,935,011)		1,059,151,435
Other assets less
liabilities: 0.1%		631,289
NET ASSETS: 100.0%		$1,059,782,724

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $539,812.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $232,378,384 which represents 21.9% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $34,708,590, or 3.3% of net assets.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

See Notes to Financial Statements

24

Restricted securities held by the Fund as of December 31, 2020 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Bear Creek Mining Corp.	08/15/2015	948,000	$2,865,267	$2,331,086	0.2%
Benchmark Metals, Inc.	09/21/2020	4,790,000	3,967,883	4,393,972	0.4
Benchmark Metals, Inc. Warrants	09/21/2020	2,395,000	753,118	822,417	0.1
Bonterra Resources, Inc.	12/09/2020	660,300	592,336	621,019	0.1
GoGold Resources, Inc.	08/31/2020	2,725,643	2,002,864	4,989,196	0.5
Kanadario Gold, Inc.	11/26/2020	10,281,966	2,849,704	7,537,790	0.7
Kanadario Gold, Inc. Warrants	11/26/2020	5,140,983	1,079,659	3,079,986	0.3
O3 Mining, Inc. Warrants	06/18/2020	694,450	390,739	507,376	0.0
Osisko Mining, Inc. Warrants	06/24/2020	357,198	271,650	133,097	0.0
Pure Gold Mining, Inc.	05/21/2020	5,058,500	3,571,215	10,292,651	1.0
			$18,344,435	$34,708,590	3.3%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	0.6%	$6,512,661
Gold	93.4	989,032,406
Precious Metals & Minerals	5.0	52,639,366
Silver Mining	1.0	10,582,210
	100.0%	$1,058,766,643

See Notes to Financial Statements

25

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2020 is set forth below:

Affiliates	Value 12/31/19		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/20
Corvus Gold, Inc.	11,218,742		1,725,552	—	—	—	4,947,561	17,891,855
Liberty Gold Corp.	15,682,873		4,066,068	—	—	—	14,477,447	34,226,388
Liberty Gold Corp. ø	2,603,383		—	(1,320,918)	—	—	(1,282,465)	—
Liberty Gold Corp. Warrant	3,750,260		—	—	—	—	5,941,845	9,692,105
Orezone Gold Corp.	—	(a)	2,262,289	—	—	—	4,311,982	11,191,132
West African Resources Ltd.	—	(a)	2,227,055	—	—	—	22,882,403	37,833,807
	$33,255,258		$10,280,964	$(1,320,918)	$—	$—	$51,278,773	$110,835,287
(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.
ø	Restricted Security.

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$180,778,050	$—	$180,778,050
Brazil	46,092,898	—	—	46,092,898
Canada	637,571,826	30,165,714	—	667,737,540
Ivory Coast	10,554,647	—	—	10,554,647
South Africa	14,944,167	—	—	14,944,167
Tanzania	16,071,510	—	—	16,071,510
United States	101,153,211	—	—	101,153,211
Warrants*	—	—	21,434,620	21,434,620
Money Market Fund	384,792	—	—	384,792
Total	$826,773,051	$210,943,764	$21,434,620	$1,059,151,435
*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

26

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $354,899,128) (1)	$594,445,240
Short-term investment held as collateral for securities loaned (2)	2,979,524
Derivative contract – PIPE, at value	2,648,246
Cash	3,107
Receivables:
Investment securities sold	43
Shares of beneficial interest sold	1,047,451
Dividends and interest	578,938
Prepaid expenses	15,328
Other assets	24,040
Total assets	601,741,917
Liabilities:
Payables:
Investment securities purchased	43
Collateral for securities loaned	2,979,524
Shares of beneficial interest redeemed	354,851
Due to Adviser	429,906
Due to Distributor	29,847
Deferred Trustee fees	520,733
Accrued expenses	945,685
Total liabilities	5,260,589
NET ASSETS	$596,481,328
Net Assets consist of:
Aggregate paid in capital	$1,487,879,295
Total distributable earnings (loss)	(891,397,967)
$596,481,328
(1) Value of securities on loan	$27,417,611
(2) Cost of short-term investment held as collateral for securities loaned	$2,979,524

See Notes to Financial Statements

27

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$105,768,237
Shares of beneficial interest outstanding	3,156,394
Net asset value and redemption price per share	$33.51
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$35.55
Class C Shares:
Net Assets	$10,904,826
Shares of beneficial interest outstanding	381,638
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$28.57
Class I Shares:
Net Assets	$357,861,837
Shares of beneficial interest outstanding	10,181,303
Net asset value, offering and redemption price per share	$35.15
Class Y Shares:
Net Assets	$121,946,428
Shares of beneficial interest outstanding	3,569,122
Net asset value, offering and redemption price per share	$34.17

See Notes to Financial Statements

28

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Unaffiliated issuers (Cost $443,760,322) (1)	$947,931,356
Affiliated issuers (Cost $36,789,897) (2)	110,835,287
Short-term investment held as collateral for securities loaned (2)	384,792
Cash	24,752
Receivables:
Investment securities sold	5,294,397
Shares of beneficial interest sold	4,363,791
Dividends and interest	423,441
Prepaid expenses	202,794
Other assets	12,602
Total assets	1,069,473,212
Liabilities:
Payables:
Investment securities purchased	530,665
Collateral for securities loaned	384,792
Line of credit	1,448,662
Shares of beneficial interest redeemed	5,804,422
Due to Adviser	571,180
Due to Distributor	124,460
Deferred Trustee fees	547,912
Accrued expenses	278,395
Total liabilities	9,690,488
NET ASSETS	$1,059,782,724
Net Assets consist of:
Aggregate paid in capital	$1,019,678,618
Total distributable earnings (loss)	40,104,106
$1,059,782,724
(1) Value of securities on loan	$539,812
(2) Cost of short-term investment held as collateral for securities loaned	$384,792

See Notes to Financial Statements

29

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$377,551,063
Shares of beneficial interest outstanding	29,457,962
Net asset value and redemption price per share	$12.82
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$13.60
Class C Shares:
Net Assets	$62,892,274
Shares of beneficial interest outstanding	5,809,691
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$10.83
Class I Shares:
Net Assets	$244,298,896
Shares of beneficial interest outstanding	14,114,223
Net asset value, offering and redemption price per share	$17.31
Class Y Shares:
Net Assets	$375,040,491
Shares of beneficial interest outstanding	28,514,072
Net asset value, offering and redemption price per share	$13.15

See Notes to Financial Statements

30

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$10,143,747
Securities lending income	98,062
Foreign taxes withheld	(455,004)
Total income	9,786,805
Expenses:
Management fees	5,098,274
Distribution fees – Class A	215,213
Distribution fees – Class C	93,115
Transfer agent fees – Class A	241,213
Transfer agent fees – Class C	38,969
Transfer agent fees – Class I	200,182
Transfer agent fees – Class Y	170,193
Custodian fees	26,374
Professional fees	98,725
Registration fees – Class A	18,915
Registration fees – Class C	15,095
Registration fees – Class I	21,111
Registration fees – Class Y	22,263
Reports to shareholders	52,785
Insurance	51,812
Trustees’ fees and expenses	101,688
Interest	4,778
Other	11,803
Total expenses	6,482,508
Waiver of management fees	(994,614)
Net expenses	5,487,894
Net investment income	4,298,911
Net realized loss on:
Investments sold	(19,664,078)
Foreign currency transactions and foreign denominated assets and liabilities	(17,307)
Net realized loss	(19,681,385)
Net change in unrealized appreciation (depreciation) on:
Investments	74,288,485
Derivative contract – PIPE	2,648,246
Net change in unrealized appreciation (depreciation)	76,936,731
Net Increase in Net Assets Resulting from Operations	$61,554,257

See Notes to Financial Statements

31

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends – unaffiliated issuers	$9,222,749
Securities lending income	124,082
Foreign taxes withheld	(882,924)
Total income	8,463,907
Expenses:
Management fees	6,284,731
Distribution fees – Class A	860,173
Distribution fees – Class C	525,545
Transfer agent fees – Class A	433,486
Transfer agent fees – Class C	73,234
Transfer agent fees – Class I	116,701
Transfer agent fees – Class Y	247,512
Administration fees	2,240,924
Custodian fees	56,016
Professional fees	126,572
Registration fees – Class A	23,369
Registration fees – Class C	14,711
Registration fees – Class I	19,985
Registration fees – Class Y	42,849
Reports to shareholders	71,301
Insurance	47,600
Trustees’ fees and expenses	134,594
Interest	11,554
Other	10,772
Total expenses	11,341,629
Waiver of management fees	(38,726)
Net expenses	11,302,903
Net investment loss	(2,838,996)
Net realized gain (loss) on:
Investments sold – unaffiliated issuers	51,388,284
Foreign currency transactions and foreign denominated assets and liabilities	(202,798)
Net realized gain	51,185,486
Net change in net unrealized appreciation (depreciation) on:
Investments – unaffiliated issuers	199,182,137
Investments – affiliated issuers	51,278,773
Foreign currency transactions and foreign denominated assets and liabilities	3,237
Net change in unrealized appreciation	250,464,147
Net Increase in Net Assets Resulting from Operations	$298,810,637

See Notes to Financial Statements

32

GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$4,298,911	$10,051,529
Net realized loss	(19,681,385)	(56,302,240)
Net change in unrealized appreciation (depreciation)	76,936,731	176,350,648
Net increase in net assets resulting from operations	61,554,257	130,099,937
Distributions to shareholders:
Class A Shares	(563,388)	(1,068,731)
Class I Shares	(3,069,721)	(6,872,458)
Class Y Shares	(868,161)	(1,459,189)
Total distributions	(4,501,270)	(9,400,378)
Share transactions:
Proceeds from sale of shares
Class A Shares	13,805,647	39,012,738
Class C Shares	1,445,447	1,149,524
Class I Shares	28,501,501	96,072,356
Class Y Shares	42,521,621	38,073,699
	86,274,216	174,308,317
Reinvestment of dividends
Class A Shares	504,030	946,857
Class I Shares	1,379,608	4,097,289
Class Y Shares	736,249	1,200,753
	2,619,887	6,244,899
Cost of shares redeemed
Class A Shares	(36,334,098)	(130,386,934)
Class C Shares	(4,243,883)	(14,978,279)
Class I Shares	(165,145,995)	(673,893,782)
Class Y Shares	(48,893,846)	(107,282,301)
	(254,617,822)	(926,541,296)
Net decrease in net assets resulting from share transactions	(165,723,719)	(745,988,080)
Total decrease in net assets	(108,670,732)	(625,288,521)
Net Assets:
Beginning of year	705,152,060	1,330,440,581
End of year	$596,481,328	$705,152,060

See Notes to Financial Statements

33

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(2,838,996)	$(2,711,520)
Net realized gain	51,185,486	36,583,730
Net change in unrealized appreciation (depreciation)	250,464,147	174,025,839
Net increase in net assets resulting from operations	298,810,637	207,898,049
Distributions to shareholders:
Class A Shares	(40,047,399)	(9,849,753)
Class C Shares	(7,471,726)	(1,317,826)
Class I Shares	(20,393,938)	(7,155,874)
Class Y Shares	(42,091,347)	(6,678,146)
Total distributions:	(110,004,410)	(25,001,599)
Share transactions:
Proceeds from sale of shares
Class A Shares	82,083,937	50,069,816
Class C Shares	23,518,342	8,100,556
Class I Shares	72,231,463	47,714,765
Class Y Shares	279,336,107	81,877,463
	457,169,849	187,762,600
Reinvestment of dividends
Class A Shares	35,904,293	8,768,963
Class C Shares	7,127,381	1,199,886
Class I Shares	20,074,872	6,386,262
Class Y Shares	35,662,789	5,639,172
	98,769,335	21,994,283
Cost of shares redeemed
Class A Shares	(91,537,403)	(46,995,972)
Class C Shares	(14,344,724)	(12,381,938)
Class I Shares	(157,179,171)	(135,344,405)
Class Y Shares	(148,276,298)	(53,811,628)
	(411,337,596)	(248,533,943)
Net increase (decrease) in net assets resulting from share transactions	144,601,588	(38,777,060)
Total increase in net assets	333,407,815	144,119,390
Net Assets:
Beginning of year	726,374,909	582,255,519
End of year	$1,059,782,724	$726,374,909

See Notes to Financial Statements

34

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2020	2019	2018		2017		2016
Net asset value, beginning of year	$28.39	$25.66	$36.32		$36.87		$25.76
Income from investment operations:
Net investment income (loss)	0.13 (a)	0.17 (a)	(0.05	)(a)	(0.17	)(a)	(0.20)
Net realized and unrealized gain (loss) on investments	5.17	2.81	(10.61)		(0.38)		11.32
Total from investment operations	5.30	2.98	(10.66)		(0.55)		11.12
Less distributions from:
Net investment income	(0.18)	(0.25)	—		—		(0.01)
Net asset value, end of year	$33.51	$28.39	$25.66		$36.32		$36.87
Total return (b)	18.68%	11.64%	(29.35)%		(1.49)%		43.17%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$105,768	$118,029	$194,180		$349,066		$418,616
Ratio of gross expenses to average net assets	1.62%	1.60%	1.59%		1.53%		1.50%
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%		1.38%		1.38%
Ratio of net expenses to average net assets, excluding interest expense	1.38%	1.38%	1.38%		1.38%		1.38%
Ratio of net investment income (loss) to average net assets	0.53%	0.63%	(0.15)%		(0.50)%		(0.56)%
Portfolio turnover rate	37%	33%	16%		17%		36%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2020		2019		2018		2017		2016
Net asset value, beginning of year	$24.27		$21.93		$31.28		$32.00		$22.53
Income from investment operations:
Net investment loss	(0.06	)(a)	(0.05	)(a)	(0.29	)(a)	(0.39	)(a)	(0.42)
Net realized and unrealized gain (loss) on investments	4.36		2.39		(9.06)		(0.33)		9.90
Total from investment operations	4.30		2.34		(9.35)		(0.72)		9.48
Less distributions from:
Net investment income	—		—		—		—		(0.01)
Net asset value, end of year	$28.57		$24.27		$21.93		$31.28		$32.00
Total return (b)	17.72%		10.67%		(29.89)%		(2.25)%		42.08%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$10,905		$12,698		$24,454		$53,893		$94,488
Ratio of gross expenses to average net assets	2.65%		2.44%		2.32%		2.19%		2.15%
Ratio of net expenses to average net assets	2.20%		2.20%		2.20%		2.19%		2.15%
Ratio of net expenses to average net assets, excluding interest expense	2.20%		2.20%		2.20%		2.19%		2.15%
Ratio of net investment loss to average net assets	(0.27)%		(0.19)%		(0.98)%		(1.33)%		(1.30)%
Portfolio turnover rate	37%		33%		16%		17%		36%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

36

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$29.74	$26.94	$38.10	$38.51		$26.80
Income from investment operations:
Net investment income (loss)	0.26 (a)	0.30 (a)	0.10 (a)	(0.03	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	5.45	2.94	(11.17)	(0.38)		11.78
Total from investment operations	5.71	3.24	(11.07)	(0.41)		11.72
Less distributions from:
Net investment income	(0.30)	(0.44)	(0.08)	—		(0.01)
Return of capital	—	—	(0.01)	—		—
Total distributions	(0.30)	(0.44)	(0.09)	—		(0.01)
Net asset value, end of year	$35.15	$29.74	$26.94	$38.10		$38.51
Total return (b)	19.23%	12.06%	(29.04)%	(1.06)%		43.73%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$357,862	$459,786	$944,775	$1,563,581		$1,629,778
Ratio of gross expenses to average net assets	1.14%	1.09%	1.06%	1.06%		1.05%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.97%		1.00%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.95%	0.95%	0.97%		1.00%
Ratio of net investment income (loss) to average net assets	0.98%	1.05%	0.29%	(0.08)%		(0.17)%
Portfolio turnover rate	37%	33%	16%	17%		36%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

37

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017		2016
Net asset value, beginning of year	$28.93	$26.19	$37.01	$37.47		$26.11
Income from investment operations:
Net investment income (loss)	0.20 (a)	0.24 (a)	0.04 (a)	(0.08	)(a)	(0.10)
Net realized and unrealized gain (loss) on investments	5.29	2.87	(10.84)	(0.38)		11.47
Total from investment operations	5.49	3.11	(10.80)	(0.46)		11.37
Less distributions from:
Net investment income	(0.25)	(0.37)	(0.02)	—		(0.01)
Return of capital	—	—	— (c)	—		—
Total distributions	(0.25)	(0.37)	(0.02)	—		(0.01)
Net asset value, end of year	$34.17	$28.93	$26.19	$37.01		$37.47
Total return (b)	18.99%	11.88%	(29.17)%	(1.23)%		43.55%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$121,946	$114,639	$167,032	$270,760		$312,113
Ratio of gross expenses to average net assets	1.29%	1.24%	1.20%	1.16%		1.19%
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%		1.13%
Ratio of net expenses to average net assets, excluding interest expense	1.13%	1.13%	1.13%	1.13%		1.13%
Ratio of net investment income (loss) to average net assets	0.76%	0.85%	0.11%	(0.25)%		(0.30)%
Portfolio turnover rate	37%	33%	16%	17%		36%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

38

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.16	$7.65	$9.38	$8.62	$6.03
Income from investment operations:
Net investment loss (a)	(0.06)	(0.06)	(0.04)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	4.22	2.94	(1.47)	1.20	3.23
Total from investment operations	4.16	2.88	(1.51)	1.11	3.14
Less distributions from:
Net investment income	(1.50)	(0.37)	(0.22)	(0.35)	(0.55)
Net asset value, end of year	$12.82	$10.16	$7.65	$9.38	$8.62
Total return (b)	41.39%	38.03%	(15.99)%	13.03%	53.12%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$377,551	$276,743	$200,402	$285,679	$285,208
Ratio of gross expenses to average net assets	1.34%	1.49%	1.47%	1.43%	1.35%
Ratio of net expenses to average net assets	1.34%	1.45%	1.45%	1.43%	1.35%
Ratio of net expenses to average net assets, excluding interest expense	1.34%	1.45%	1.45%	1.43%	1.35%
Ratio of net investment loss to average net assets	(0.45)%	(0.63)%	(0.51)%	(0.93)%	(0.89)%
Portfolio turnover rate	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

39

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.77	$6.64	$8.25	$7.61	$5.41
Income from investment operations:
Net investment loss (a)	(0.13)	(0.11)	(0.09)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	3.62	2.55	(1.30)	1.06	2.90
Total from investment operations	3.49	2.44	(1.39)	0.92	2.75
Less distributions from:
Net investment income	(1.43)	(0.31)	(0.22)	(0.28)	(0.55)
Net asset value, end of year	$10.83	$8.77	$6.64	$8.25	$7.61
Total return (b)	40.31%	37.12%	(16.73)%	12.24%	52.00%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$62,892	$38,264	$31,889	$47,452	$50,632
Ratio of gross expenses to average net assets	2.12%	2.31%	2.27%	2.21%	2.10%
Ratio of net expenses to average net assets	2.12%	2.20%	2.20%	2.20%	2.10%
Ratio of net expenses to average net assets, excluding interest expense	2.12%	2.20%	2.20%	2.20%	2.10%
Ratio of net investment loss to average net assets	(1.21)%	(1.36)%	(1.25)%	(1.70)%	(1.65)%
Portfolio turnover rate	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

40

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.32	$9.93	$12.05	$10.97	$7.54
Income from investment operations:
Net investment loss (a)	(0.02)	(0.02)	(0.01)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	5.55	3.82	(1.89)	1.54	4.04
Total from investment operations	5.53	3.80	(1.90)	1.48	3.98
Less distributions from:
Net investment income	(1.54)	(0.41)	(0.22)	(0.40)	(0.55)
Net asset value, end of year	$17.31	$13.32	$9.93	$12.05	$10.97
Total return (b)	41.88%	38.61%	(15.69)%	13.56%	53.63%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$244,299	$235,796	$243,901	$284,621	$183,511
Ratio of gross expenses to average net assets	1.02%	1.09%	1.06%	1.04%	1.01%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.12)%	(0.16)%	(0.06)%	(0.51)%	(0.52)%
Portfolio turnover rate	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

41

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.40	$7.82	$9.55	$8.78	$6.12
Income from investment operations:
Net investment loss (a)	(0.02)	(0.03)	(0.01)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	4.31	3.01	(1.50)	1.22	3.28
Total from investment operations	4.29	2.98	(1.51)	1.16	3.21
Less distributions from:
Net investment income	(1.54)	(0.40)	(0.22)	(0.39)	(0.55)
Net asset value, end of year	$13.15	$10.40	$7.82	$9.55	$8.78
Total return (b)	41.68%	38.52%	(15.71)%	13.29%	53.49%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$375,040	$175,573	$106,064	$96,390	$75,361
Ratio of gross expenses to average net assets	1.05%	1.17%	1.18%	1.16%	1.11%
Ratio of net expenses to average net assets	1.05%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets, excluding interest expense	1.05%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.12)%	(0.29)%	(0.17)%	(0.60)%	(0.66)%
Portfolio turnover rate	32%	21%	35%	32%	28%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

42

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. These financial statements relate only to the following investment portfolios: Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds” and each a “Fund”). The Global Hard Assets Fund is classified as a diversified fund and seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund is classified as a non-diversified fund and may effect certain investments through the Gold Series Fund I Subsidiary, (a wholly-owned “Subsidiary”). The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (NASDAQ) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sales was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they
43

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Private investments in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.
44

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value each Fund’s investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Gold Series Fund I Subsidiary, is a Cayman Islands exempted company. Consolidated financial statements of the International Investors Gold Fund, present the financial position and results of operation for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2020, the International Investors Gold Fund held $24,508 in its Subsidiary, representing less than 0.01% of the Fund’s net assets.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to
45

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The Subsidiary of the International Investors Gold Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the International Investors Gold Fund’s investment company taxable income. Net losses of the CFC cannot be deducted by the International Investors Gold Fund in the current year, nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

E.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included
46

at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Schedule of Investments.

Derivative Contract—Private Investment in Public Equity (PIPE)—The Global Hard Assets Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s securities. The Global Hard Assets Fund’s PIPE investment as of December 31, 2020 represents an unfunded subscription agreement in a private investment in public equity. The Fund will generally segregate an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities.

At December 31, 2020, the Global Hard Asset Fund’s derivative contract PIPE position is reflected as Derivative Contract – PIPE in the Schedule of Investments. The average monthly notional amount was $3,620,000, during the one month period the Fund held the PIPE position during the year ended December 31, 2020.
47

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2020, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Global Hard Assets Fund	Equity Risk
Derivative contract – PIPE[1]	$2,648,246

[1]	Statement of Assets and Liabilities location: Derivative contract – PIPE, at value

The impact of transactions in derivative instruments during the year ended December 31, 2020, was as follows:

Global Hard Assets Fund	Equity Risk
Net change in unrealized appreciation (depreciation):
Derivative contract – PIPE[1]	$2,648,246

[1]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on derivative contract – PIPE

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. Collateral held for derivative instruments, if any, at December 31, 2020, is presented in the Schedule of Investments.

For financial reporting purposes, the Funds present securities lending assets and liabilities and derivatives on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2020 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.
48

The Funds earn interest income on uninvested cash balances held at the custodian bank, such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Global Hard Assets Fund and International Investors Gold Fund.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2020, are as follows:

	Expense Limitation	Waiver of Management Fees
Global Hard Assets Fund
Class A	1.38%	$207,314
Class C	2.20	42,001
Class I	0.95	608,011
Class Y	1.13	137,288
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	38,726
Class Y	1.10	—

The Adviser also performs accounting and administrative services for the International Investors Gold Fund. The Adviser is paid a monthly fee at a

49

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. Administrative fees are included in expenses in the Statement of Operations.

For the year ended December 31, 2020, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received sales loads of $91,947 from Global Hard Assets Fund and $867,179 from International Investors Gold Fund relating to the sale of shares of the Funds, of which $84,345 and $769,893, respectively, were reallowed to broker/dealers and the remaining $7,602 and $97,286, respectively, were retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2020 were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Global Hard Assets Fund	$186,385,169	$340,106,628
International Investors Gold Fund	329,417,358	297,568,457

During the year ended December 31, 2020, the International Investors Gold Fund engaged in purchases of investments with funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to $ 2,661,331.

Note 5—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Hard Assets Fund	$366,703,495	$257,315,401	$(23,945,887)	$233,369,514
International Investors Gold Fund	682,800,842	408,932,069	(32,556,968)	376,375,101
50

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for each Fund, were as follows:

	Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Global Hard Assets Fund	$659,037	$(1,124,905,763)	$(520,733)	$233,369,514	$(891,397,945)
International Investors Gold Fund	$54,491,825	(390,302,193)	(547,912)	376,462,386	40,104,106

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
	Ordinary Income	Ordinary Income
Global Hard Assets Fund	$4,501,270	$9,400,378
International Investors Gold Fund	110,004,410	25,001,599

At December 31, 2020, each Fund had capital loss carryforwards available to offset future capital gains, as follows:

	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Global Hard Assets Fund	$(122,729,680)	$(1,002,176,083)	$(1,124,905,763)
International Investors Gold Fund	(102,763,476)	(287,538,717)	(390,302,193)

Additionally, during the year ended December 31, 2020, International Investors Gold Fund utilized $24,154,635 of its capital loss carryforward available from prior years.

During the year ended December 31, 2020 as a result of permanent book to tax differences due to earnings attributable to the redemption of fund shares and losses from the investment in a controlled foreign corporation, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
Global Hard Assets Fund	$(299,999)	$299,999
International Investors Gold Fund	4,139	(4,139)
51

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. The Funds may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver

52

coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Special Purpose Acquisition Companies: The Global Hard Assets Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Global Hard Assets Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Global Hard Assets Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an

53

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity. The Global Hard Assets Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including on a when-issued basis. The Global Hard Assets Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Funds’ Prospectus and Statement of Additional Information.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses

54

which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Class A
Shares sold	552,487	1,432,075	6,447,284	5,324,648
Shares reinvested	15,418	33,841	2,886,195	925,972
Shares redeemed	(1,569,603)	(4,873,897)	(7,118,954)	(5,206,160)
Net increase (decrease)	(1,001,698)	(3,407,981)	2,214,525	1,044,460
Class C
Shares sold	61,748	49,499	2,076,220	978,646
Shares reinvested	—	—	678,152	146,865
Shares redeemed	(203,360)	(641,495)	(1,309,517)	(1,559,707)
Net increase (decrease)	(141,612)	(591,996)	1,444,855	(434,196)
Class I
Shares sold	1,099,699	3,313,712	4,573,469	4,370,514
Shares reinvested	40,234	139,743	1,194,933	514,192
Shares redeemed	(6,416,512)	(23,059,920)	(9,357,880)	(11,740,960)
Net decrease	(5,276,579)	(19,606,465)	(3,589,478)	(6,856,254)
Class Y
Shares sold	1,610,844	1,359,163	20,374,061	8,519,083
Shares reinvested	22,090	42,117	2,792,701	581,958
Shares redeemed	(2,026,944)	(3,815,058)	(11,541,828)	(5,772,186)
Net increase (decrease)	(394,010)	(2,413,778)	11,624,934	3,328,855

Note 9—Securities Lending—To generate additional income, the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Funds may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When

55

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Funds securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2020:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Global Hard Assets Fund	$27,417,611	$2,979,524	$25,787,016	$28,766,540
International Investors Gold Fund	539,812	384,792	188,607	573,399

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* In the Statements of Assets and Liabilities
Fund	Equity Securities
Global Hard Assets Fund	$2,979,524
International Investors Gold Fund	384,792

*	Remaining contractual maturity: overnight and continuous
56

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the Funds borrowed under this Facility as follows:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Global Hard Assets Fund	8	$471,726	2.20%
International Investors Gold Fund	25	13,001,929	1.86

Outstanding loan balances as of December 31, 2020, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material effect on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

57

VANECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Global Hard Assets Fund and International Investors Gold Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to International Investors Gold Fund) of Global Hard Assets Fund and International Investors Gold Fund (collectively referred to as the “Funds”) (two of the series constituting VanEck Funds (the “Trust”)), including the schedules of investments (consolidated as it relates to International Investors Gold Fund), as of December 31, 2020, and the related statements of operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the statements of changes in net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, the financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to International Investors Gold Fund) of Global Hard Assets Fund and International Investors Gold Fund (two of the series constituting VanEck Funds) at December 31, 2020, the results of their operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the changes in their net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended and their financial highlights (consolidated as it relates to International Investors Gold Fund) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 26, 2021

58

VANECK FUNDS

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

GLOBAL HARD ASSETS FUND

Record Date:	12/21/2020
Payable Date:	12/22/2020
Ordinary Income Paid Per Share - Class A	$0.1788
Ordinary Income Paid Per Share - Class C	–
Ordinary Income Paid Per Share - Class I	0.3019
Ordinary Income Paid Per Share - Class Y	0.2481
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	95.61%
Interest from Federal Obligations	0.88%

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

INTERNATIONAL INVESTORS GOLD FUND

Record Date:	12/21/2020
Payable Date:	12/22/2020
Ordinary Income Paid Per Share - Class A	$1.4999
Ordinary Income Paid Per Share - Class C	1.4316
Ordinary Income Paid Per Share - Class I	1.5418
Ordinary Income Paid Per Share - Class Y	1.5387
Qualified Dividend Income for Individuals	5.96%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.94%*
Interest from Federal Obligations	0.02%
Foreign Source Income	4.92%*
Foreign Taxes Paid Per Share	$0.0121640

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
59

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
60

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
61

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
62

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
63

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	GHAIIGAR

ANNUAL REPORT December 31, 2020

VanEck Funds

Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call us at 1-800-826-2333.

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The VanEck Emerging Markets Bond Fund (the “Fund”) gained 11.41% (Class A shares, excluding sales charge) for the 12 month period ending December 31, 2020, while the Fund’s benchmark-a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)—gained 4.04%. (The EMBI gained 5.26% and the GBI-EM gained 2.69%.)

Market Review

2020 was volatile, initially fraught, but eventually constructive, so the narrative should be broken into parts. The first two months of the year were characterized by the retrospectively “normal” concerns over global growth, central bank proclivities, trade tension with China and the usual country-by-country developments. Emerging markets debt—both local currency and hard currency—ground higher during these months and the Fund outperformed. During the March liquidity crisis, in what we then called “Buy of the Century”, we were able to identify several bonds whose value was attractive relative to their fundamentals. April, May and June saw stabilization and near-complete reversal of price drops in the securities the Fund purchased, and in U.S. dollar bonds generally, though not of local currency bonds. As a result, the Fund outperformed significantly in these months.

After the first half of the year, the Fund adjusted to the dramatic rally in the bonds it identified as part of the “Buy of the Century”. These bonds were no longer cheap. For the second half of the year, the bonds that looked to have lagged the overall and ongoing rally in emerging markets bonds now happened to be local currency-denominated bonds. The Fund had 30%–40% of its exposure to local currency in the first half of 2020, with the amount in local currency gradually declining into June. Fund duration was generally lower than that of its benchmark, but not significantly. The Fund slowly grew its local currency exposure to around 60% of assets under management towards the end of the year, about the highest exposure the Fund generally has had to local currency. This turned out also to be a correct market view. The market had reduced its exposure to these bonds—many of which were the big index weights—due to poor performance in the first quarter of 2020, as well as poor performance for the five years prior. Also, emerging markets countries exhibited the same characteristics they did following the Global Financial Crisis (low, debt, independent central banks, more orthodox policy frameworks, etc.). In any case, this meant that the Fund was able to participate in the rally in bonds that characterized the latter part of 2020.

3

EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

On a country basis, outperformance was driven by investments in Mexico (in local currency and USD), Gabon (in USD), Uruguay (in local currency), China (in local currency and corporates in USD), Angola (in USD) and Jamaica (in USD). Detractors from performance were El Salvador and Belize, both in USD; these were part of the “Buy of the Century” basket of bonds that didn’t work and on which the Fund quickly reversed course and sold.

During the year, the Fund took forward positions in a number of currencies against currency exposures. Forward positions in Turkish lira contributed positively to the Fund’s performance. Forward positions in Chilean peso, Thai baht, Colombian peso, Korean won, South African rand, Euro, Brazilian real and Mexican peso detracted. Forwards as a whole had a slight negative impact on the Fund’s positive performance for the period.

For more information or to access investment and market insights, visit our web site or subscribe to our commentaries. To review timely updates related to emerging markets bonds and to subscribe to our updates, please visit www.vaneck.com/blogs/emerging-markets-bonds.

We thoroughly appreciate your participation in the Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

4

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments.
5

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark and broad-based market indices.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return (%)	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I* Before Sales Charge	Class Y* Before Sales Charge
One Year	11.41%	5.00%	11.60%	11.59%
Five Year	6.82%	5.57%	7.13%	7.07%
Life^ (annualized)	3.10%	2.38%	3.39%	3.32%

Average Annual Total Return (%)	50% EMBI/ 50% GBI-EM	GBI-EM	EMBI
One Year	4.04%	2.69%	5.26%
Five Year	6.97%	6.72%	7.08%
Life^ (annualized)	3.39%	1.21%	5.48%

*	Classes are not subject to a sales charge
^	Since July 9, 2012 (inception date for all share classes)
6

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees, if any. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark Index is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) (reflects no deduction for fees, expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments (reflects no deduction for fees, expenses or taxes).

J.P Morgan Emerging Markets Bond Index Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark (reflects no deduction for fees, expenses or taxes).

7

EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class A
Actual	$1,000.00	$1,139.20	1.25%	$6.72
Hypothetical**	$1,000.00	$1,018.85	1.25%	$6.34
Class I
Actual	$1,000.00	$1,140.80	0.95%	$5.11
Hypothetical**	$1,000.00	$1,020.36	0.95%	$4.82
Class Y
Actual	$1,000.00	$1,141.10	1.00%	$5.38
Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Principal Amount			Value

CORPORATE BONDS: 20.8%

Burkina Faso: 1.3%
USD	329,000	IAMGOLD Corp. 144A 5.75%, 10/15/28	$334,346
China / Hong Kong: 3.6%
		China Evergrande Group Reg S
	345,000	9.50%, 03/29/24	302,739
	79,000	12.00%, 01/22/24	75,174
	294,000	Kaisa Group Holdings Ltd. Reg S 10.50%, 01/15/25	294,837
	234,000	Yuzhou Group Holdings Co. Ltd. Reg S 7.38%, 01/13/26	251,842
			924,592
Cyprus: 1.0%
	53,000	MHP Lux SA 144A 6.25%, 09/19/29	54,590
	201,000	MHP Lux SA Reg S 6.25%, 09/19/29	207,030
			261,620
Georgia: 1.2%
	295,000	Georgia Global Utilities JSC 144A 7.75%, 07/30/25	300,983
Ghana: 0.9%
	120,000	Tullow Oil Plc 144A 7.00%, 03/01/25	80,400
		Tullow Oil Plc Reg S
	37,000	6.25%, 04/15/22	29,600
	172,000	7.00%, 03/01/25	115,240
			225,240
Mauritius: 1.3%
		IHS Netherlands Holdco BV 144A
	66,000	7.13%, 03/18/25	69,465
	255,000	8.00%, 09/18/27	276,038
			345,503
Mexico: 0.9%
	204,000	Cemex SAB de CV 144A 7.38%, 06/05/27	232,407
	380,000	Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	110
			232,517

See Notes to Financial Statements

10

Principal Amount			Value

Moldova: 1.2%
USD	282,000	Aragvi Finance International DAC 144A 12.00%, 04/09/24	$308,437
Singapore: 0.7%
	165,000	Yanlord Land HK Co. Ltd. Reg S 6.80%, 02/27/24
			174,281
South Africa: 2.4%
	79,000	Eskom Holdings SOC Ltd. 144A 7.13%, 02/11/25	81,113
	522,000	Eskom Holdings SOC Ltd. Reg S 7.13%, 02/11/25	535,963
			617,076
South Korea: 0.7%
	179,000	POSCO Reg S 2.75%, 07/15/24	189,521
Ukraine: 1.4%
	108,000	Kernel Holding SA 144A 6.50%, 10/17/24	114,885
	225,000	Metinvest BV Reg S 8.50%, 04/23/26	253,688
			368,573
United Arab Emirates: 1.1%
	288,000	Alpha Star Holding III Ltd. Reg S 6.25%, 04/20/22	284,400
United Kingdom: 0.9%
	172,000	Hutchison Whampoa Finance CI Ltd. Reg S 7.50%, 08/01/27	231,854
United States: 2.2%
	214,000	AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	231,794
	306,000	Mong Duong Finance Holdings BV 144A 5.13%, 05/07/29	322,210
			554,004
Total Corporate Bonds (Cost: $5,354,895)			5,352,947
GOVERNMENT OBLIGATIONS: 76.4%

Argentina: 0.0%
	499	Provincia de Buenos Aires Reg S 4.00%, 05/15/35	213

See Notes to Financial Statements

11

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Brazil: 4.7%
		Brazil Notas do Tesouro Nacional, Series F
BRL	2,867,000	10.00%, 01/01/25	$638,576
	2,552,000	10.00%, 01/01/27	581,353
			1,219,929
Chile: 1.6%
CLP	300,000,000	Bonos de la Tesoreria de la Republica Reg S 144A 2.80%, 10/01/33	408,259
China / Hong Kong: 7.3%
		China Government Bonds
CNY	3,470,000	2.68%, 05/21/30	509,219
	3,590,000	2.85%, 06/04/27	539,458
	1,740,000	3.02%, 10/22/25	267,042
	3,550,000	3.81%, 09/14/50	551,301
			1,867,020
Colombia: 2.1%
COP	1,695,500,000	Colombian TES 6.25%, 11/26/25	544,072
Czech Republic: 2.0%
CZK	11,350,000	Czech Republic Government Bond Reg S 0.95%, 05/15/30	515,064
Dominican Republic: 1.4%
DOP	6,400,000	Dominican Republic International Bond 144A 9.75%, 06/05/26	118,551
	14,350,000	Dominican Republic International Bond Reg S 8.90%, 02/15/23	254,728
			373,279
Egypt: 1.5%
USD	371,000	Egypt Government International Bond 144A 5.25%, 10/06/25	395,059
Hungary: 1.5%
HUF	103,630,000	Hungary Government Bond 3.00%, 10/27/27	382,822
Indonesia: 7.8%
		Indonesia Treasury Bonds
IDR	4,409,000,000	6.50%, 06/15/25	331,114
	5,613,000,000	7.00%, 05/15/27	431,189
	9,231,000,000	7.00%, 09/15/30	712,528
	6,816,000,000	7.50%, 06/15/35	539,701
			2,014,532

See Notes to Financial Statements

12

Principal Amount			Value

Jordan: 2.3%
USD	36,000	Jordan Government International Bond 144A 4.95%, 07/07/25	$38,310
	531,000	Jordan Government International Bond Reg S 4.95%, 07/07/25	565,073
			603,383
Laos: 2.4%
	280,000	Laos Government International Bond 144A 6.88%, 06/30/21	251,507
	407,000	Laos Government International Bond Reg S 6.88%, 06/30/21	365,447
			616,954
Malaysia: 2.1%
		Malaysia Government Bonds
MYR	779,000	3.83%, 07/05/34	206,363
	1,265,000	3.96%, 09/15/25	340,125
			546,488
Maldives: 0.4%
USD	126,000	Republic of Maldives Ministry of Finance and Treasury Bond Reg S 7.00%, 06/07/22	107,730
Mexico: 8.4%
MXN	10,860,000	Mexican Bonos 5.75%, 03/05/26	570,863
		Petróleos Mexicanos
USD	526,000	6.49%, 01/23/27	556,245
	236,000	6.63%, 06/15/35	234,007
	207,000	6.88%, 08/04/26	226,458
MXN	13,590,000	7.47%, 11/12/26	570,480
			2,158,053
Peru: 4.5%
		Peru Government Bonds
PEN	2,715,000	5.40%, 08/12/34	828,149
	949,000	6.15%, 08/12/32	319,100
	50,000	Peru Government International Bond Reg S 5.35%, 08/12/40	14,385
			1,161,634
Philippines: 3.3%
		Philippine Government International Bonds
PHP	22,331,000	3.90%, 11/26/22	475,265
	14,407,000	6.25%, 01/14/36	385,373
			860,638

See Notes to Financial Statements

13

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Poland: 1.5%
PLN	1,256,000	Republic of Poland Government Bond 2.50%, 07/25/27	$374,437
Romania: 2.5%
RON	2,420,000	Romania Government Bond 3.65%, 07/28/25	634,856
Russia: 4.1%
		Russian Federal Bonds
RUB	31,231,000	6.00%, 10/06/27	430,607
	41,092,000	7.65%, 04/10/30	627,692
			1,058,299
South Africa: 3.5%
ZAR	13,740,000	Republic of South Africa Government Bond 8.00%, 01/31/30 (a)	892,858
Sri Lanka: 1.1%
USD	320,000	Sri Lanka Government International Bond Reg S 6.25%, 07/27/21	278,522
Suriname: 2.8%
	1,122,000	Republic of Suriname International Bond Reg S 9.25%, 10/26/26	720,100
Thailand: 2.7%
		Thailand Government Bonds
THB	8,183,000	1.60%, 12/17/29	283,988
	9,943,000	3.30%, 06/17/38	413,563
			697,551
Turkey: 3.1%
USD	757,000	Turkey Government International Bond 6.63%, 02/17/45	794,282
United Arab Emirates: 0.5%
	120,000	Abu Dhabi Government International Bond 144A 2.50%, 09/30/29	129,770
Uruguay: 1.3%
UYU	13,000,000	Uruguay Government International Bond Reg S 8.50%, 03/15/28	322,908
Total Government Obligations (Cost: $18,644,237)			19,678,712

See Notes to Financial Statements

14

Number Of Shares		Value

COMMON STOCK: 0.0%

Mexico: 0.0% (Cost: $0)
10,247	Corp. GEO SAB de CV * # ∞	$0
MONEY MARKET FUND: 1.0% (Cost: $245,968)
245,968	Invesco Treasury Portfolio – Institutional Class
		245,968
Total Investments: 98.2% (Cost: $24,245,100)		25,277,627
Other assets less liabilities: 1.8%		461,553
NET ASSETS: 100.0%		$25,739,180

Definitions:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

15

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(a)	All or a portion of these securities are segregated as collateral for foreign forward currency contracts.
(d)	Security in default
*	Non-income producing
∞	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,516,330, or 13.7% of net assets.

Schedule of Open Forward Foreign Currency Contracts – December 31, 2020

Counterparty	Currency to be sold		Currency to be purchased		Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	BRL	2,736,013	USD	529,927	1/25/2021	3,254
State Street Bank & Trust Company	MXN	10,662,095	USD	529,927	1/25/2021	(4,646)
State Street Bank & Trust Company	ZAR	5,857,747	USD	397,445	1/25/2021	(17)
State Street Bank & Trust Company	BRL	3,522,146	USD	679,820	1/25/2021	1,819
State Street Bank & Trust Company	MXN	11,850,388	USD	584,728	1/25/2021	(9,423)
State Street Bank & Trust Company	ZAR	7,078,948	USD	475,950	1/25/2021	(4,374)
State Street Bank & Trust Company	COP	1,641,641,879	USD	475,976	1/25/2021	(4,687)
State Street Bank & Trust Company	CLP	281,972,965	USD	394,699	1/28/2021	(2,111)
Net unrealized depreciation on forward foreign currency contracts						(20,185)

See Notes to Financial Statements

16

Summary of Investments by Sector	% of Investments	Value
Basic Materials	3.1%	$777,555
Consumer, Non-cyclical	1.5	376,505
Diversified	0.9	231,854
Energy	0.9	225,240
Financial	6.7	1,691,710
Government	77.8	19,678,712
Industrial	2.3	578,020
Utilities	5.8	1,472,063
Money Market Fund	1.0	245,968
	100.0%	$25,277,627

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Bonds*	$—	$5,352,947	$—	$5,352,947
Government Obligations*	—	19,678,712	—	19,678,712
Common Stocks*	—	—	0	0
Money Market Fund	245,968	—	—	245,968
Total Investments	$245,968	$25,031,659	$0	$25,277,627
Other Financial Instruments
Forward Foreign Currency
Contracts	$—	$5,073	$—	$5,073
LIABILITIES
Other Financial Instruments
Forward Foreign Currency
Contracts	$—	$(25,258)	$—	$(25,258)

*	See Schedule of Investments for geographic sector breakouts

See Notes to Financial Statements

17

EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $24,245,100)	$25,277,627
Cash	321,611
Receivables:
Shares of beneficial interest sold	28,188
Dividends and interest	482,759
Prepaid expenses	3,106
Unrealized appreciation on forward foreign currency contracts	5,073
Total assets	26,118,364
Liabilities:
Payables:
Investment securities purchased	228,484
Due to Adviser	5,354
Due to Distributor	1,456
Deferred Trustee fees	20,021
Accrued expenses	98,611
Unrealized depreciation on forward foreign currency contracts	25,258
Total liabilities	379,184
NET ASSETS	$25,739,180
Class A Shares:
Net Assets	$7,032,326
Shares of beneficial interest outstanding	1,053,587
Net asset value and redemption price per share	$6.67
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$7.08
Class I Shares:
Net Assets	$15,878,496
Shares of beneficial interest outstanding	2,346,129
Net asset value, offering and redemption price per share	$6.77
Class Y Shares:
Net Assets	$2,828,358
Shares of beneficial interest outstanding	420,311
Net asset value, offering and redemption price per share	$6.73
Net Assets consist of:
Aggregate paid in capital	$56,744,123
Total distributable earnings (loss)	(31,004,943)
$25,739,180

See Notes to Financial Statements

18

EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$2,830
Interest	2,073,047
Securities lending income	2,247
Foreign taxes withheld	(29,905)
Total income	2,048,219
Expenses (a):
Management fees	199,421
Distribution fees – Class A	14,238
Distribution fees – Class C	3,831
Transfer agent fees – Class A	18,514
Transfer agent fees – Class C	4,962
Transfer agent fees – Class I	31,505
Transfer agent fees – Class Y	18,860
Custodian fees	21,043
Professional fees	101,656
Registration fees – Class A	16,201
Registration fees – Class C	4,906
Registration fees – Class I	16,251
Registration fees – Class Y	16,254
Reports to shareholders	24,801
Insurance	6,029
Trustees’ fees and expenses	1,095
Interest	245
Other	4,703
Total expenses	504,515
Waiver of management fees	(196,548)
Expenses assumed by the Adviser	(48,918)
Net expenses	259,049
Net investment income	1,789,170
Net realized gain (loss) on:
Investments (net of foreign taxes of $7,297)	139,005
Forward foreign currency contracts	(2,946)
Foreign currency transactions and foreign denominated assets and liabilities	(52,341)
Net realized gain	83,718
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $7,147)	572,270
Forward foreign currency contracts	(20,185)
Foreign currency transactions and foreign denominated assets and liabilities	5,061
Net change in unrealized appreciation	557,146
Net Increase in Net Assets Resulting from Operations	$2,430,034
(a) Class C liquidated on April 30, 2020.

See Notes to Financial Statements

19

EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Operations:
Net investment income	$1,789,170	$1,533,938
Net realized gain	83,718	317,342
Net change in unrealized appreciation (depreciation)	557,146	768,745
Net increase in net assets resulting from operations	2,430,034	2,620,025
Distributions to shareholders:
From distributable earnings
Class A Shares	(276,192)	(309,887)
Class C Shares	(29,012)	(72,171)
Class I Shares	(858,065)	(682,018)
Class Y Shares	(132,602)	(255,827)
	(1,295,871)	(1,319,903)
Return of capital
Class A Shares	(102,543)	(48,145)
Class C Shares	(10,781)	(11,279)
Class I Shares	(318,475)	(105,823)
Class Y Shares	(49,220)	(39,677)
	(481,019)	(204,924)
Total distributions:	(1,776,890)	(1,524,827)
Share transactions (a):
Proceeds from sale of shares
Class A Shares	2,643,280	371,024
Class C Shares	175	63,956
Class I Shares	950,590	11,844,011
Class Y Shares	1,561,350	379,439
	5,155,395	12,658,430
Reinvestment of dividends and distributions
Class A Shares	281,564	244,264
Class C Shares	37,532	78,870
Class I Shares	978,332	437,701
Class Y Shares	176,983	269,145
	1,474,411	1,029,980
Cost of shares redeemed
Class A Shares	(1,298,307)	(774,377)
Class C Shares	(1,133,647)	(461,704)
Class I Shares	(4,487,128)	(4,675,997)
Class Y Shares	(1,920,226)	(2,777,328)
	(8,839,308)	(8,689,406)
Net increase (decrease) in net assets resulting from share transactions	(2,209,502)	4,999,004
Total increase (decrease) in net assets	(1,556,358)	6,094,202
Net Assets:
Beginning of year	27,295,538	21,201,336
End of year	$25,739,180	$27,295,538
(a) Class C liquidated on April 30, 2020.

See Notes to Financial Statements

20

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.44	$6.15	$7.00	$6.77	$6.64
Income from investment operations:
Net investment income	0.39 (b)	0.47 (b)	0.38 (b)	0.49 (b)	0.25
Net realized and unrealized gain (loss) on investments	0.26	0.28	(0.81)	0.29	0.15
Total from investment operations	0.65	0.75	(0.43)	0.78	0.40
Less distributions from:
Net investment income	(0.31)	(0.40)	—	(0.55)	(0.16)
Return of capital	(0.11)	(0.06)	(0.42)	—	(0.11)
Total distributions	(0.42)	(0.46)	(0.42)	(0.55)	(0.27)
Net asset value, end of year	$6.67	$6.44	$6.15	$7.00	$6.77
Total return (a)	11.24%	12.61%	(6.39)%	11.68%	6.06%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,032	$4,860	$4,793	$5,821	$8,657
Ratio of gross expenses to average net assets	2.30%	2.69%	2.05%	1.71%	1.68%
Ratio of net expenses to average net assets	1.25%	1.26%	1.26%	1.26%	1.25%
Ratio of net expenses to average net assets, excluding interest expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	6.40%	7.37%	5.78%	7.02%	3.70%
Portfolio turnover rate	253%	302%	269%	568%	546%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

21

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.53	$6.25	$7.13	$6.87	$6.71
Income from investment operations:
Net investment income	0.45 (b)	0.53 (b)	0.40 (b)	0.51 (b)	0.31
Net realized and unrealized gain (loss) on investments	0.23	0.27	(0.83)	0.30	0.12
Total from investment operations	0.68	0.80	(0.43)	0.81	0.43
Less distributions from:
Net investment income	(0.32)	(0.45)	—	(0.55)	(0.16)
Return of capital	(0.12)	(0.07)	(0.45)	—	(0.11)
Total distributions	(0.44)	(0.52)	(0.45)	(0.55)	(0.27)
Net asset value, end of year	$6.77	$6.53	$6.25	$7.13	$6.87
Total return (a)	11.60%	13.09%	(6.21)%	11.96%	6.45%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$15,878	$18,092	$9,902	$28,261	$82,960
Ratio of gross expenses to average net assets	1.73%	2.18%	1.33%	1.06%	0.96%
Ratio of net expenses to average net assets	0.95%	0.96%	0.96%	0.96%	0.95%
Ratio of net expenses to average net assets, excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	7.31%	8.27%	5.91%	7.08%	4.37%
Portfolio turnover rate	253%	302%	269%	568%	546%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

22

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.49	$6.23	$7.10	$6.84	$6.69
Income from investment operations:
Net investment income	0.46 (b)	0.47 (b)	0.39 (b)	0.51 (b)	0.29
Net realized and unrealized gain (loss) on investments	0.22	0.32	(0.82)	0.30	0.13
Total from investment operations	0.68	0.79	(0.43)	0.81	0.42
Less distributions from:
Net investment income	(0.32)	(0.46)	—	(0.55)	(0.16)
Return of capital	(0.12)	(0.07)	(0.44)	—	(0.11)
Total distributions	(0.44)	(0.53)	(0.44)	(0.55)	(0.27)
Net asset value, end of year	$6.73	$6.49	$6.23	$7.10	$6.84
Total return (a)	11.59%	13.05%	(6.30)%	12.01%	6.32%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,828	$2,993	$4,924	$12,008	$22,970
Ratio of gross expenses to average net assets	2.78%	2.60%	1.65%	1.30%	1.19%
Ratio of net expenses to average net assets	1.00%	1.02%	1.01%	1.01%	1.00%
Ratio of net expenses to average net assets, excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	7.42%	7.34%	5.83%	7.15%	4.12%
Portfolio turnover rate	253%	302%	269%	568%	546%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

23

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund) (the “Fund”) is a non-diversified series of the Trust and seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Fund currently offers three classes of shares: Class A, I and Y shares (Class C liquidated on April 30, 2020). Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; and Class A Shares are sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.
24

Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication
25

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below: Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly. Distributions of net realized capital gains, if any, are generally declared and
26

paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of these disclosures are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2020, the Fund held forward foreign currency contracts for 11 months. The average amount purchased and sold (in U.S. dollars) were $502,776 and $506,819, respectively. Forward foreign currency contracts held at December 31, 2020 are reflected in the Schedule of Open Forward Foreign Currency Contracts.
27

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2020, the Fund held the following derivative instruments (not designated as hedging instruments under GAAP):

	Asset	Liabilities
	Derivatives	Derivatives
	Foreign	Foreign
	Currency	Currency
	Risk	Risk
Foreign forward currency contracts[1]	$5,073	$(25,258)

[1]	Statement of Assets and Liabilities location: Unrealized appreciation and unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivatives instruments during the year ended December 31, 2020 was as follows:

Foreign
Currency Risk
Realized gain (loss):
Foreign forward currency contracts[1]	$ (2,946)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[2]	$(20,185)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities.

Additionally, the Fund presents derivative instruments on a gross basis in the Statement of Assets and Liabilities. The table below includes both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2020. The total amount of collateral
28

reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in the	Presented in	Financial
	Amounts of	Statement of	the Statements	Instruments
	Recognized	Assets and	of Assets and	and Collateral	Net
	Assets	Liabilities	Liabilities	Received	Amount
Foreign forward currency contracts	$ 5,073	$ (5,073)	$ —	$ —	$ —

		Gross	Net Amounts
		Amounts	of Liabilities
	Gross	Offset in the	Presented in	Financial
	Amounts of	Statement of	the Statements	Instruments
	Recognized	Assets and	of Assets and	and Collateral	Net
	Liabilities	Liabilities	Liabilities	Pledged	Amount
Foreign forward currency contracts	$ (25,258)	$ 5,073	$ (20,185)	$ —	$ —

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income on the Statement of Operations.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
29

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of the average daily net assets in excess of $1.5 billion. The Adviser has agreed, until at least May 1, 2021, to waive management fees and/or pay Fund expenses to prevent the Fund’s annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2020, are as follows:

		Waiver of	Expenses
	Expense	Management	Assumed by
	Limitation	Fees	the Adviser
Class A	1.25%	$45,643	$14,399
Class C	1.95	3,043	8,638
Class I	0.95	126,759	—
Class Y	1.00	21,103	25,881

For the year ended December 31, 2020, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $13,328 in sales loads relating to the sale of shares of the Fund, of which $11,589 was reallowed to broker/dealers and the remaining $1,739 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $57,971,429 and $62,001,117, respectively.

30

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

	Gross	Gross	Net Unrealized
Tax Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	(Depreciation)
$24,246,441	$1,368,388	$(337,202)	$1,031,186

At December 31, 2020, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Total
Undistributed	Accumulated	Other	Unrealized	Distributable
Ordinary	Capital	Temporary	Appreciation	Earnings
Income	Losses	Differences	(Depreciation)	(Loss)
$—	$(32,013,360)	$(20,020)	$1,028,437	$(31,004,943)

The tax character of dividends paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Ordinary income	$1,295,871	$1,319,903
Return of Capital	481,019	204,924
Total	$1,776,890	$1,524,827

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term	Long-Term
Capital Losses	Capital Losses
with No Expiration	with No Expiration	Total
$(31,073,997)	$(939,363)	$(32,013,360)

Additionally, the Fund utilized $506,704 of capital loss carryovers available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings/losses and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

31

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities in foreign markets. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, the Fund may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

32

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Class A
Shares sold	465,521	57,194
Shares reinvested	47,211	38,282
Shares redeemed	(213,613)	(121,025)
Net increase (decrease)	299,119	(25,549)
Class C*
Shares sold	32	10,309
Shares reinvested	6,775	12,868
Shares redeemed	(223,820)	(75,007)
Net decrease	(217,013)	(51,830)
Class I
Shares sold	147,056	1,854,725
Shares reinvested	163,123	68,119
Shares redeemed	(736,294)	(734,705)
Net increase (decrease)	(426,115)	1,188,139
Class Y
Shares sold	245,055	58,030
Shares reinvested	29,313	41,712
Shares redeemed	(315,252)	(428,751)
Net decrease	(40,884)	(329,009)
*	Class C liquidated on April 30, 2020.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income

33

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. At December 31, 2020, the Fund had no securities on loan.

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the six day period for which a loan was outstanding amounted to $483,737 and the average interest rate was 1.69%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 12—Recent Accounting Pronouncements—The Funds adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure

34

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material effect on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

35

EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Emerging Markets Bond Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Bond Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Bond Fund (one of the series constituting VanEck Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 26, 2021

36

EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

A portion of the distributions paid by the Fund during the year ended December 31, 20 were a return of capital. A return of capital is not considered taxable income to shareholders. Pursuant to IRC Section 301(c), the portion of a distribution which is a dividend (as defined under IRC Section 316) is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead pursuant to Internal Revenue Code Sections 301(c)(2) and 1016(a)(4), should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. Please consult your tax advisor for proper treatment of this information.

	CUSIP	Ticker Symbol	Payable Date	Income Dividends	Foreign Tax Paid Note (1)	Total Ordinary Income Dividends	Ordinary Income as a % of Total Distribution Including Foreign Tax Credit	Return of Capital (Non (Dividend) Distribution	Return of Capital as a % of Total Distribution Including Foreign Tax Credit	Total Distribution Per Share Including Foreign Tax Credit
Class A	921075271	EMBAX	01/23/2020	0.045137	0.001318	0.046455	73.48%	0.016763	26.52%	0.063218
Class A	921075271	EMBAX	02/21/2020	0.043387	0.001268	0.044655	73.48%	0.016113	26.52%	0.060768
Class A	921075271	EMBAX	03/23/2020	0.038647	0.001129	0.039776	73.48%	0.014353	26.52%	0.054129
Class A	921075271	EMBAX	04/23/2020	0.026323	0.000774	0.027097	73.48%	0.009777	26.52%	0.036874
Class A	921075271	EMBAX	05/21/2020	0.020269	0.000602	0.020871	73.48%	0.007531	26.52%	0.028402
Class A	921075271	EMBAX	06/23/2020	0.022749	0.000673	0.023422	73.48%	0.008451	26.52%	0.031873
Class A	921075271	EMBAX	07/23/2020	0.022528	0.000673	0.023201	73.48%	0.008372	26.52%	0.031573
Class A	921075271	EMBAX	08/21/2020	0.020340	0.000610	0.020950	73.48%	0.007560	26.52%	0.028510
Class A	921075271	EMBAX	09/23/2020	0.019246	0.000581	0.019827	73.48%	0.007154	26.52%	0.026981
Class A	921075271	EMBAX	10/23/2020	0.019756	0.000597	0.020353	73.48%	0.007344	26.52%	0.027697
Class A	921075271	EMBAX	11/20/2020	0.020340	0.000611	0.020951	73.48%	0.007560	26.52%	0.028511
Class A	921075271	EMBAX	12/22/2020	0.010860	0.000338	0.011198	73.48%	0.004040	26.52%	0.015238
Class A - Total				$0.309582	$0.009174	$0.318756	73.48%	$0.115018	26.52%	$0.433774

37

EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited) (continued)

	CUSIP	Ticker Symbol	Payable Date	Income Dividends	Foreign Tax Paid Note (1)	Total Ordinary Income Dividends	Ordinary Income as a % of Total Distribution Including Foreign Tax Credit	Return of Capital (Non (Dividend) Distribution	Return of Capital as a % of Total Distribution Including Foreign Tax Credit	Total Distribution Per Share Including Foreign Tax Credit
Class C (Note 2)	921075263	EMBCX	01/23/2020	0.042418	0.001318	0.043736	73.48%	0.015782	26.52%	0.059518
Class C (Note 2)	921075263	EMBCX	02/21/2020	0.040962	0.001268	0.042230	73.48%	0.015238	26.52%	0.057468
Class C (Note 2)	921075263	EMBCX	03/23/2020	0.036369	0.001129	0.037498	73.48%	0.013531	26.52%	0.051029
Class C (Note 2)	921075263	EMBCX	04/23/2020	0.024265	0.000774	0.025039	73.48%	0.009035	26.52%	0.034074
Class C - Total (Note 2)				$0.144014	$0.004489	$0.148503	73.48%	$0.053586	26.52%	$0.202089

Class I	921075255	EMBUX	01/23/2020	0.046387	0.001318	0.047705	73.48%	0.017213	26.52%	0.064918
Class I	921075255	EMBUX	02/21/2020	0.044636	0.001268	0.045904	73.48%	0.016564	26.52%	0.062468
Class I	921075255	EMBUX	03/23/2020	0.039676	0.001129	0.040805	73.48%	0.014724	26.52%	0.055529
Class I	921075255	EMBUX	04/23/2020	0.027278	0.000774	0.028052	73.48%	0.010122	26.52%	0.038174
Class I	921075255	EMBUX	05/21/2020	0.021224	0.000602	0.021826	73.48%	0.007876	26.52%	0.029702
Class I	921075255	EMBUX	06/23/2020	0.023704	0.000673	0.024377	73.48%	0.008796	26.52%	0.033173
Class I	921075255	EMBUX	07/23/2020	0.023777	0.000673	0.024450	73.48%	0.008823	26.52%	0.033273
Class I	921075255	EMBUX	08/21/2020	0.021590	0.000610	0.022200	73.48%	0.008010	26.52%	0.030210
Class I	921075255	EMBUX	09/23/2020	0.020642	0.000581	0.021223	73.48%	0.007658	26.52%	0.028881
Class I	921075255	EMBUX	10/23/2020	0.021226	0.000597	0.021823	73.48%	0.007874	26.52%	0.029697
Class I	921075255	EMBUX	11/20/2020	0.021736	0.000611	0.022347	73.48%	0.008064	26.52%	0.030411
Class I	921075255	EMBUX	12/22/2020	0.012182	0.000338	0.012520	73.48%	0.004518	26.52%	0.017038
Class I - Total				$0.324058	$0.009174	$0.333232	73.48%	$0.120242	26.52%	$0.453474
38

	CUSIP	Ticker Symbol	Payable Date	Income Dividends	Foreign Tax Paid Note (1)	Total Ordinary Income Dividends	Ordinary Income as a % of Total Distribution Including Foreign Tax Credit	Return of Capital (Non (Dividend) Distribution	Return of Capital as a % of Total Distribution Including Foreign Tax Credit	Total Distribution Per Share Including Foreign Tax Credit
Class Y	921075248	EMBYX	01/23/2020	0.046093	0.001318	0.047411	73.48%	0.017107	26.52%	0.064518
Class Y	921075248	EMBYX	02/21/2020	0.044342	0.001268	0.045610	73.48%	0.016458	26.52%	0.062068
Class Y	921075248	EMBYX	03/23/2020	0.039676	0.001129	0.040805	73.48%	0.014724	26.52%	0.055529
Class Y	921075248	EMBYX	04/23/2020	0.027131	0.000774	0.027905	73.48%	0.010069	26.52%	0.037974
Class Y	921075248	EMBYX	05/21/2020	0.021077	0.000602	0.021679	73.48%	0.007823	26.52%	0.029502
Class Y	921075248	EMBYX	06/23/2020	0.023484	0.000673	0.024157	73.48%	0.008716	26.52%	0.032873
Class Y	921075248	EMBYX	07/23/2020	0.023630	0.000673	0.024303	73.48%	0.008770	26.52%	0.033073
Class Y	921075248	EMBYX	08/21/2020	0.021296	0.000610	0.021906	73.48%	0.007904	26.52%	0.029810
Class Y	921075248	EMBYX	09/23/2020	0.020201	0.000581	0.020782	73.48%	0.007499	26.52%	0.028281
Class Y	921075248	EMBYX	10/23/2020	0.020711	0.000597	0.021308	73.48%	0.007689	26.52%	0.028997
Class Y	921075248	EMBYX	11/20/2020	0.021148	0.000611	0.021759	73.48%	0.007852	26.52%	0.029611
Class Y	921075248	EMBYX	12/22/2020	0.011741	0.000338	0.012079	73.48%	0.004359	26.52%	0.016438
Class Y - Total				$0.320530	$0.009174	$0.329704	73.48%	$0.118970	26.52%	$0.448674

(1)	This column shows the foreign tax credits per share. 100% of the Fund’s income is derived from foreign sources. The foreign source income may have taxes associated with it that were paid by the Fund to various foreign jurisdictions. This Fund has qualified to “pass-through” the foreign taxes and foreign source income to their shareholders. Accordingly, you may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. These deductions or credits may be subject to limitations under the tax law. The information provided is to assist you in computing your foreign tax credit.

(2)	Class C converted into Class A on April 30, 2020.
39

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
40

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee
41

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
42

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
43

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	UEMBAR

ANNUAL REPORT December 31, 2020

VanEck Funds

VanEck Morningstar Wide Moat Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK MORNINGSTAR WIDE MOAT FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK MORNINGSTAR WIDE MOAT FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President
VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The VanEck Morningstar Wide Moat Fund (the “Fund”) returned 14.31% (Class Z shares) for the 12 month period ended December 31, 2020. The Fund underperformed the broad U.S. stock market as represented by the S&P 500 Index1 which posted a 18.40% return.

For the period, the Morningstar® Wide Moat Focus IndexSM (the “Index”)2 returned 15.09%.

Fund Review

Information technology, followed by consumer discretionary and financial, were the greatest contributing sectors to the Fund’s returns. Only two sectors, industrial and utilities, detracted from returns and then only minimally.

The top five individual stock performance contributors were: Veeva Systems Inc. (1.1% of Fund net assets*), ServiceNow Inc. (sold by end of period), Amazon.com Inc. (2.4% of Fund net assets*), Applied Materials (1.6% of Fund net assets*), and Corteva Inc. (2.8% of Fund net assets*). Veeva Systems, the Fund’s top contributor, performed so well following the market’s March turmoil that its position in the Index was scaled down in June 2020 as valuations appeared pricey, only to see its stock price continue to appreciate in subsequent quarters. It finished the year posting strong third-quarter results in early December.

The bottom five performance contributors were: Wells Fargo & Co. (2.7% of Fund net assets*), Raytheon Technologies Corp. (2.5% of Fund net assets*), Biogen Inc. (2.2% of Fund net assets*), Intel Corp. (2.3% of Fund net assets*) and Altria Group Inc. (2.3% of Fund net assets*). The Fund’s top detractor from performance, Wells Fargo, still faces many issues, including regaining a more positive reputation among potential advisor clients, turning around its asset management unit, and generally returning to offense instead of constantly being on defense.

Please access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To learn more about our Moat Investing Strategy, visit our website, read our monthly Moat blogs and subscribe to our Moat Investing updates.

3

VANECK MORNINGSTAR WIDE MOAT FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao	Gregory F. Krenzer
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

*	All Fund assets referenced are Total Net Assets as of December 31, 2020.

[1]	S&P 500® Index: consists of 500 widely held common stocks covering the leading industries of the U.S. economy (reflects no deduction for fees, expenses or taxes).

[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).
4

VANECK MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark and a broad-based market index.

Performance of Class I shares will vary from that of the Class Z shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return	Class I*	Class Z*	MWMFTR	S&P 500
One Year	14.18%	14.31%	15.09%	18.40%
Life^ (annualized)	16.38%	16.51%	17.16%	14.72%

*	Classes are not subject to a sales charge
^	Since November 6, 2017 (inception date for all share classes)

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

5

VANECK MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Morningstar® Wide Moat Focus Index (MWMFTR) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).

S&P 500® Index (S&P 500) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

6

VANECK MORNINGSTAR WIDE MOAT FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK MORNINGSTAR WIDE MOAT FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class I
Actual	$1,000.00	$1,202.00	0.59%	$3.27
Hypothetical**	$1,000.00	$1,022.17	0.59%	$3.00
Class Z
Actual	$1,000.00	$1,202.40	0.49%	$2.71
Hypothetical**	$1,000.00	$1,022.67	0.49%	$2.49

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

COMMON STOCKS: 100.0%

Banks: 8.1%
11,309	Bank of America Corp.	$342,776
7,555	US Bancorp	351,987
11,637	Wells Fargo & Co.	351,205
		1,045,968
Capital Goods: 12.2%
1,550	Boeing Co.	331,793
2,118	Emerson Electric Co.	170,224
2,030	General Dynamics Corp.	302,105
823	Lockheed Martin Corp.	292,148
530	Northrop Grumman Corp.	161,502
4,602	Raytheon Technologies Corp.	329,089
		1,586,861
Consumer Durables & Apparel: 1.1%
1,456	Polaris Industries, Inc.	138,728
Consumer Services: 1.3%
772	McDonald’s Corp.	165,656
Diversified Financials: 9.5%
1,448	American Express Co.	175,078
1,383	Berkshire Hathaway, Inc. *	320,676
248	BlackRock, Inc.	178,942
3,949	The Bank of New York Mellon Corp.	167,596
7,328	The Charles Schwab Corp.	388,677
		1,230,969
Energy: 2.5%
5,491	Cheniere Energy, Inc. *	329,625
Food, Beverage & Tobacco: 10.8%
7,112	Altria Group, Inc.	291,592
1,567	Constellation Brands, Inc.	343,251
4,673	Kellogg Co.	290,801
3,748	Philip Morris International, Inc.	310,297
Number of Shares		Value

Food, Beverage & Tobacco: (continued)
3,020	The Coca-Cola Co.	$165,617
		1,401,558
Health Care Equipment & Services: 7.5%
2,165	Cerner Corp.	169,909
2,795	Medtronic Plc	327,406
521	Veeva Systems, Inc. *	141,842
2,139	Zimmer Biomet Holdings, Inc.	329,598
		968,755
Materials: 5.2%
5,104	Compass Minerals International, Inc.	315,019
9,283	Corteva, Inc.	359,438
		674,457
Media & Entertainment: 5.5%
91	Alphabet, Inc. *	159,490
3,142	Comcast Corp.	164,641
8,592	John Wiley & Sons, Inc.	392,311
		716,442
Pharmaceuticals, Biotechnology & Life Sciences: 11.3%
1,170	Biogen, Inc. *	286,486
5,010	Bristol-Myers Squibb Co.	310,770
4,853	Gilead Sciences, Inc.	282,736
3,655	Merck & Co., Inc.	298,979
7,742	Pfizer, Inc.	284,983
		1,463,954
Retailing: 6.2%
95	Amazon.com, Inc. *	309,408
1,227	Tiffany & Co.	161,289
3,047	Yum! Brands, Inc.	330,782
		801,479

See Notes to Financial Statements

9

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Semiconductors & Semiconductor Equipment: 7.0%
2,389	Applied Materials, Inc.	$206,171
6,105	Intel Corp.	304,151
437	Lam Research Corp.	206,382
1,341	Microchip Technology, Inc.	185,205
		901,909
Software & Services: 10.5%
2,392	Aspen Technology, Inc. *	311,558
5,165	Blackbaud, Inc. *	297,297
1,310	Guidewire Software, Inc. *	168,636
652	Microsoft Corp.	145,018
1,270	Salesforce.com, Inc. *	282,613
7,229	The Western Union Co.	158,604
		1,363,726
Number of Shares		Value

Utilities: 1.3%
2,168	Dominion Energy, Inc.	$163,034
Total Common Stocks (Cost: $11,254,829)		12,953,121
MONEY MARKET FUND: 0.3% (Cost: $32,518)
32,518	Invesco Treasury Portfolio - Institutional Class	32,518
Total Investments: 100.3% (Cost: $11,287,347)		12,985,639
Liabilities in excess of other assets: (0.3)%		(38,389)
NET ASSETS: 100.0%		$12,947,250

Footnotes:

*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Communication Services	5.5%	$716,442
Consumer Discretionary	8.5	1,105,863
Consumer Staples	10.8	1,401,558
Energy	2.5	329,625
Financials	17.5	2,276,937
Health Care	18.7	2,432,709
Industrials	12.2	1,586,861
Information Technology	17.5	2,265,635
Materials	5.2	674,457
Utilities	1.3	163,034
Money Market Fund	0.3	32,518
	100.0%	$12,985,639

See Notes to Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$12,953,121	$—	$—	$12,953,121
Money Market Fund	32,518	—	—	32,518
Total	$12,985,639	$—	$—	$12,985,639

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

11

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $11,287,347)	$12,985,639
Receivables:
Shares of beneficial interest sold	2,841
Due from Adviser	16,155
Dividends	23,192
Prepaid expenses	3,076
Total assets	13,030,903
Liabilities:
Payables:
Shares of beneficial interest redeemed	12,430
Deferred Trustee fees	6,603
Accrued expenses	64,620
Total liabilities	83,653
NET ASSETS	$12,947,250
Class I Shares:
Net Assets	$2,706,274
Shares of beneficial interest outstanding	88,139
Net asset value, offering and redemption price per share	$$30.70
Class Z Shares:
Net Assets	$10,240,976
Shares of beneficial interest outstanding	337,740
Net asset value, offering and redemption price per share	$30.32
Net Assets consist of:
Aggregate paid in capital	$11,125,809
Total distributable earnings (loss)	1,821,441
$12,947,250

See Notes to Financial Statements

12

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$208,902
Securities lending income	326
Foreign taxes withheld	(173)
Total income	209,055
Expenses:
Management fees	42,069
Transfer agent fees – Class I	12,635
Transfer agent fees – Class Z	12,746
Custodian fees	17,557
Professional fees	98,680
Registration fees – Class I	18,879
Registration fees – Class Z	18,877
Reports to shareholders	25,708
Insurance	5,880
Trustees’ fees and expenses	1,118
Interest	158
Other	3,394
Total expenses	257,701
Waiver of management fees	(42,069)
Expenses assumed by the Adviser	(168,155)
Net expenses	47,477
Net investment income	161,578
Net realized gain on:
Investments	422,527
Net change in unrealized appreciation (depreciation) on:
Investments	883,466
Net Increase in Net Assets Resulting from Operations	$1,467,571

See Notes to Financial Statements

13

VANECK MORNINGSTAR WIDE MOAT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$161,578	$129,343
Net realized gain	422,527	846,875
Net change in unrealized appreciation (depreciation)	883,466	1,110,141
Net increase in net assets resulting from operations	1,467,571	2,086,359
Distributions to shareholders:
Class I Shares	(128,851)	(138,185)
Class Z Shares	(781,142)	(415,673)
Total distributions	(909,993)	(553,858)
Share transactions:
Proceeds from sale of shares
Class I Shares	1,076,447	—
Class Z Shares	2,720,593	5,443,232
	3,797,040	5,443,232
Reinvestment of distributions
Class I Shares	128,851	138,185
Class Z Shares	781,142	415,673
	909,993	553,858
Cost of shares redeemed
Class I Shares	(1,256)	—
Class Z Shares	(1,272,317)	(4,307,538)
	(1,273,573)	(4,307,538)
Net increase in net assets resulting from share transactions	3,433,460	1,689,552
Total increase in net assets	3,991,038	3,222,053
Net Assets:
Beginning of year	8,956,212	5,734,159
End of year	$12,947,250	$8,956,212

See Notes to Financial Statements

14

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017(a)
Net asset value, beginning of period	$29.13	$23.94	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.47	0.49	0.49	0.07
Net realized and unrealized gain (loss) on investments	3.63	7.86	(0.91)	1.48
Total from investment operations	4.10	8.35	(0.42)	1.55
Less distributions from:
Net investment income	(0.48)	(0.46)	(0.48)	(0.07)
Net realized capital gains	(2.05)	(2.70)	(1.79)	—
Total distributions	(2.53)	(3.16)	(2.27)	(0.07)
Net asset value, end of period	$30.70	$29.13	$23.94	$26.63
Total return (c)	14.18%	34.80%	(1.30)%	6.15	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,706	$1,412	$1,048	$1,062
Ratio of gross expenses to average net assets	4.28%	5.21%	3.42%	16.25	%(e)
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets, excluding interest expense	0.59%	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	1.65%	1.72%	1.79%	1.89	%(e)
Portfolio turnover rate	64%	108%	76%	10	%(d)
(a)	For the period November 07, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized

See Notes to Financial Statements

15

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,
	2020	2019	2018	2017(a)
Net asset value, beginning of period	$28.76	$23.95	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.49	0.52	0.50	0.08
Net realized and unrealized gain (loss) on investments	3.59	7.89	(0.90)	1.47
Total from investment operations	4.08	8.41	(0.40)	1.55
Less distributions from:
Net investment income	(0.47)	(0.90)	(0.49)	(0.07)
Net realized capital gains	(2.05)	(2.70)	(1.79)	—
Total distributions	(2.52)	(3.60)	(2.28)	(0.07)
Net asset value, end of period	$30.32	$28.76	$23.95	$26.63
Total return (c)	14.31%	35.02%	(1.22)%	6.17	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,241	$7,544	$4,686	$4,247
Ratio of gross expenses to average net assets	2.48%	3.02%	2.16%	13.17	%(e)
Ratio of net expenses to average net assets	0.49%	0.49%	0.49%	0.49	%(e)
Ratio of net expenses to average net assets, excluding interest expense	0.49%	0.49%	0.49%	0.49	%(e)
Ratio of net investment income to average net assets	1.74%	1.83%	1.90%	1.99	%(e)
Portfolio turnover rate	64%	108%	76%	10	%(d)
(a)	For the period November 07, 2017 (commencement of operations) through December 31, 2017.
(b)	Calculated based upon average shares outstanding.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

16

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The VanEck Morningstar Wide Moat Fund (the “Fund”) is a non-diversified series of the Trust and seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index. The Fund currently offers two classes of shares: Class I Shares and Class Z Shares. Each share class represents an interest in the same portfolio of investments of the Fund.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the market in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes
17

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.
18

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

E.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are present as interest income on the Statement of Operations.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
19

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.45% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2020, are as follows:

	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser
Class I	0.59%	$6,412	$46,303
Class Z	0.49	35,657	121,852

Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2020, the Distributor owned approximately 60% of Class I Shares and 63% of Class Z Shares.

Note 4—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $8,685,968 and $5,993,935, respectively.

Note 5—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$11,501,478	$2,001,154	$(516,993)	$1,484,161

At December 31, 2020, the components of accumulated distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Capital Gains	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Losses)
$206,455	$137,429	$(6,604)	$1,484,161	$1,821,441
20

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income*	$518,862	$293,461
Long-term Capital Gains	391,131	260,397
Total Dividends Paid	$909,993	$553,858

*	Includes Short-Term Capital Gains

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / losses and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for the current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments.The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund is classified as non-diversified fund under the Investment Company Act of 1940, as amended. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds.

The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests.

21

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Competitive advantages for wide moat companies may erode in a relatively short period of time due to changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments, among other reasons.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class I
Shares sold	35,438	—
Shares reinvested	4,258	4,720
Shares redeemed	(42)	—
Net increase	39,654	4,720
Class Z
Shares sold	98,466	190,632
Shares reinvested	26,143	14,378
Shares redeemed	(49,151)	(138,368)
Net increase	75,458	66,642

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash

22

collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. At December 31, 2020, the Fund had no securities on loan.

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the 13 day period for which a loan was outstanding amounted to $205,847 and the average interest rate was 2.11%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

23

VANECK MORNINGSTAR WIDE MOAT FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 11—Recent Accounting Pronouncements—The Fund adopted all provisions of the Accounting Standards Update No. 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation, the adoption of the ASU 2018-13 had no material effect on the financial statements and related disclosures.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

VANECK MORNINGSTAR WIDE MOAT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Morningstar Wide Moat Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Morningstar Wide Moat Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended December 31, 2020 and the period from November 7, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck Morningstar Wide Moat Fund (one of the series constituting VanEck Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period ended December 31, 2020 and the period from November 7, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 26, 2021

25

VANECK MORNINGSTAR WIDE MOAT FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date:	12/21/2020
Payable Date:	12/22/2020
Ordinary Income Paid Per Share - Class I	$1.440300
Ordinary Income Paid Per Share - Class Z	1.435000
Long-Term Capital Gain - Class I	1.082300
Long-Term Capital Gain - Class Z	1.082300
Qualified Dividend Income for Individuals	33.13%
Dividends Qualifying for the Dividends Received Deduction for Corporations	31.85%

Information for Non-U.S. Shareholders
Record Date:	12/21/2020
Payable Date:	12/22/2020
Qualified Short-Term Capital Gains - Class I	$0.965300
Qualified Short-Term Capital Gains - Class Z	0.965300

Qualified Interest Income (“QII”) and Qualified Short-Term Capital Gains (“QSTG”) distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

26

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A) (G) (I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A) (G) (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G) (I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee

28

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.

30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	MWMAR

ANNUAL REPORT December 31, 2020

VanEck Funds

VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser and may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2020.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation (“VEAC”), Van Eck Absolute Return Advisers Corporation (“VEARA”) and Van Eck Securities Corporation, and funds sponsored by VEAC or VEARA (collectively, “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as VanEck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK NDR MANAGED ALLOCATION FUND

PRESIDENT’S LETTER

December 31, 2020 (unaudited)

Dear Fellow Shareholders:

The level of stimulus from the U.S. Federal Reserve (Fed) in 2020 was almost unprecedented and had investment consequences that endure into the new year of 2021. Financial markets benefited from the Fed stimulus and the case for gold investing solidified further.

As 2020 ends, the global economy continues to grow surprisingly well, supporting the markets, despite the social distancing that we all continue to feel in our personal lives. Important commodities like copper regained and passed pre-COVID-19 highs. In addition, in China, not only are higher real policy interest rates a sign of economic strength, but the country’s industrial recovery also points to all-time highs in activity, even though consumer activity lags a little.

We do, however, see two risks to markets in 2021: 1) an unforeseen rise in interest rates in the U.S. triggered by higher global growth or other factors; and 2) a bump in the return to full employment. As to the first risk, several assets like gold, commodities and bitcoin may not be fully reflecting inflationary risks which could be a consequence of the huge stimulus of 2020.

An incredible number of people have been laid off in the U.S. and, regardless of GDP numbers, people are unlikely to return quickly to work at pre-COVID-19 levels. Despite signature into law on December 27, 2020 of the Consolidated Appropriations Act, 2021, concern may remain high enough for policy makers to take additional steps (any of which, however, are, as yet, uncertain) that may impact the financial recovery.

The investing outlook sometimes does change suddenly, as it certainly did in 2020. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1

VANECK NDR MANAGED ALLOCATION FUND

PRESIDENT’S LETTER

(unaudited) (continued)

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended December 31, 2020. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck Funds

January 15, 2021

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

2

MANAGEMENT DISCUSSION

December 31, 2020 (unaudited)

The VanEck NDR Managed Allocation Fund (the “Fund”) returned 8.35% (Class A shares, excluding sales charge) for the 12 months ending December 31, 2020. Like similar tactical strategies, the Fund underperformed its benchmark,1 comprised of 60% MSCI AC World Daily TR Gross USD Index (MSCI All Country World Index) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays US Aggregate Bond Index), which returned 13.75%.

In 2020, the stock market posted records for both the fastest correction and recovery on record. It seems that we experienced all four psychological stages of the stock market in one year:

1.	Hope in February that COVID-19 would have a limited impact on global markets, similar to what we had experienced with SARS in 2003.

2.	Despair in March that COVID-19 would send us into a depression similar to what we experienced in the late 1920s.

3.	Optimism in April that, with the help of the fiscal and monetary stimulus, the economy would recover quickly.

4.	Finally, euphoria. Stock indices are now trading at all-time highs and at high valuations.

The Fund successfully cut its equity exposure and went underweight at the beginning of March in advance of the worst of the market correction. This adjustment was made based on the relative underperformance of global stocks versus bonds, the leadership of the global defensive sectors and the breakdown of global market country breadth. These changes, coupled with the already nonexistent growth in earnings and global economic activity, led to our defensive posture and outperformance during the correction.

Then, the markets staged an impressive rally off the lows based on the swift, decisive actions of central banks to support the markets and optimism about a “V” shaped economic recovery. The Fund remained underweight equities from March through July, which resulted in the Fund lagging on the upside, because of a plethora of bearish technical, macroeconomic and fundamental market data.

The Fund then increased its equity allocation in August to neutral and, eventually, to overweight in the fourth quarter. The Fund temporarily reduced its equity allocation from overweight to neutral in November, but quickly re-established its equity overweight in December. Overall, the Fund outperformed in the fourth quarter due to its tactical positioning.

3

VANECK NDR MANAGED ALLOCATION FUND

MANAGEMENT DISCUSSION

(unaudited) (continued)

Outlook

We remain strong advocates of a dynamic approach to asset allocation to control risk. 2020 was yet another reminder that we never know what tomorrow will bring and how that may impact our hard-earned savings. Risks are present at all stages of the market cycles, but become exacerbated when the crowd becomes greedy. This is often the most exciting and dangerous stage of the cycle and there are plenty of signs that we are currently in that environment. It is during these periods that risk management is often overlooked but needed most.

The Fund uses a Ned Davis Research model that is based on a comprehensive set of indicators which interpret objective market data to measure risk. For us, following the data provides clarity. It allows us to remain grounded when others may not be: no emotion, no subjectivity. Over the long run, we believe this approach will benefit our shareholders and expect underperformance relative to the benchmark to be the exception rather than the norm.

For more information or to access investment and market insights from the investment team, visit our web site at www.vaneck.com/blogs/guided-allocation to view and subscribe to receive timely updates related to the VanEck NDR Managed Allocation Fund.

We appreciate your investment in the VanEck NDR Managed Allocation Fund, and we look forward to helping you meet your investment goals in the future.

David Schassler	John Lau
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

4

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 60% MSCI AC World Daily TR Gross USD Index (MSCI All Country World Index) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays US Aggregate Bond Index). The ACWI represents large- and mid-cap companies across developed and emerging market countries. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
5

VANECK NDR MANAGED ALLOCATION FUND

PERFORMANCE COMPARISON

December 31, 2020 (unaudited)

This chart shows the value of a hypothetical $10,000 investment since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	8.35%	2.12%	8.67%
Life^ (annualized)	6.54%	5.19%	6.86%

Average Annual Total Return	Class Y*	60% MSCI ACWI/ 40% BB US Agg Bond	BBG Barclays US Agg	MSCI ACWI
One Year	8.61%	13.75%	7.51%	16.82%
Life^ (annualized)	6.80%	10.01%	3.94%	13.74%

*	Classes are not subject to a sales charge
^	Since May 11, 2016 (inception date for all share classes)
6

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 60/40 benchmark index is a blended index consisting of 60% MSCI All Country World Index (MSCI ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. MSCI ACWI captures large- and mid-capitalization representation across Developed Markets (DM) and Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI ACWI is a gross return index which reinvests as much as possible of a company’s gross dividend distributions (reflects no deduction for fees, expenses or taxes). Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities (reflects no deduction for fees, expenses or taxes).

7

VANECK NDR MANAGED ALLOCATION FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2020 - December 31, 2020
Class A
Actual	$1,000.00	$1,147.00	1.15%	$6.21
Hypothetical**	$1,000.00	$1,019.36	1.15%	$5.84
Class I
Actual	$1,000.00	$1,148.50	0.85%	$4.59
Hypothetical**	$1,000.00	$1,020.86	0.85%	$4.32
Class Y
Actual	$1,000.00	$1,148.30	0.90%	$4.86
Hypothetical**	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2020), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK NDR MANAGED ALLOCATION FUND

SCHEDULE OF INVESTMENTS

December 31, 2020

Number of Shares		Value

EXCHANGE TRADED FUNDS: 99.9% (a)
30,803	iShares Barclays Aggregate Bond Fund	$3,640,607
29,001	iShares MSCI Canada ETF	894,391
71,124	iShares MSCI Eurozone ETF†	3,135,146
26,497	iShares MSCI Pacific ex Japan ETF†	1,268,411
6,834	iShares MSCI South Korea Capped ETF†	588,066
18,058	iShares MSCI Switzerland Capped ETF	806,831
19,943	iShares MSCI United Kingdom ETF	584,130
27,000	iShares Russell 1000 Growth Index Fund	6,510,780
50,359	iShares Russell 1000 Value ETF†	6,885,586
6,439	iShares Russell 2000 Growth ETF†	1,846,061
14,433	iShares Russell 2000 Value ETF	1,901,548
41,591	JPMorgan BetaBuilders Japan ETF	1,164,548
Number of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
78,327	Vanguard FTSE Emerging Markets ETF†	$3,924,966
41,221	Vanguard Total Bond Market ETF	3,635,280

Total Exchange Traded Funds (Cost: $30,545,700)		36,786,351
Money Market Fund: 0.3% (Cost: $117,235)
117,235	Invesco Treasury Portfolio - Institutional Class	117,235

Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $30,662,935)		36,903,586
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 11.6% (Cost: $4,267,965)

Money Market Fund: 11.6%
4,267,965	State Street Navigator Securities Lending Government Money Market Portfolio	4,267,965
Total Investments: 111.8% (Cost: $34,930,900)		41,171,551
Liabilities in excess of other assets: (11.8)%		(4,360,523)
NET ASSETS: 100.0%		$36,811,028

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov/
†	Security fully or partially on loan. Total market value of securities on loan is $9,048,095.

See Notes to Financial Statements

10

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Exchange Traded Funds	99.7%	$36,786,351
Money Market Fund	0.3	117,235
	100.0%	$36,903,586

The summary of inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$36,786,351	$—	$—	$36,786,351
Money Market Fund	4,385,200	—	—	4,385,200
Total	$41,171,551	$—	$—	$41,171,551

See Notes to Consolidated Financial Statements

11

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Assets:
Investments, at value (Cost $30,662,935) (1)	$36,903,586
Short-term investment held as collateral for securities loaned (2)	4,267,965
Receivables:
Shares of beneficial interest sold	4,194
Dividends and interest	8,284
Prepaid expenses	3,125
Total assets	41,187,154
Liabilities:
Payables:
Collateral for securities loaned	4,267,965
Shares of beneficial interest redeemed	19
Due to Adviser	5,892
Due to Distributor	3,424
Deferred Trustee fees	28,703
Accrued expenses	70,123
Total liabilities	4,376,126
NET ASSETS	$36,811,028
Class A Shares:
Net Assets	$11,641,081
Shares of beneficial interest outstanding	373,280
Net asset value and redemption price per share	$31.19
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$33.09
Class I Shares:
Net Assets	$13,941,098
Shares of beneficial interest outstanding	445,331
Net asset value, offering and redemption price per share	$31.30
Class Y Shares:
Net Assets	$11,228,849
Shares of beneficial interest outstanding	358,709
Net asset value, offering and redemption price per share	$31.30
Net Assets consist of:
Aggregate paid in capital	$33,248,809
Total distributable earnings (loss)	3,562,219
$36,811,028
(1) Value of securities on loan	$9,048,095
(2) Cost of short-term investment held as collateral for securities loaned	$4,267,965

See Notes to Financial Statements

12

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

Income:
Dividends	$668,346
Securities lending income	50,626
Total income	718,972
Expenses:
Management fees	273,393
Distribution fees – Class A Shares	29,917
Transfer agent fees – Class A Shares	27,311
Transfer agent fees – Class I Shares	19,271
Transfer agent fees – Class Y Shares	19,524
Custodian fees	14,565
Professional fees	96,520
Registration fees – Class A Shares	16,775
Registration fees – Class I Shares	16,764
Registration fees – Class Y Shares	16,779
Reports to shareholders	25,844
Insurance	6,227
Trustees’ fees and expenses	4,084
Interest	250
Other	3,647
Total expenses	570,871
Waiver of management fees	(240,201)
Net expenses	330,670
Net investment income	388,302
Net realized gain on:
Investments	400,179
Net change in net unrealized appreciation (depreciation) on:
Investments	1,650,872
Net Increase in Net Assets Resulting from Operations	$2,439,353

See Notes to Financial Statements

13

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$388,302	$602,150
Net realized gain (loss)	400,179	(1,505,995)
Net change in unrealized appreciation (depreciation)	1,650,872	5,293,668
Net increase in net assets resulting from operations	2,439,353	4,389,823
Distributions to shareholders:
Class A Shares	(116,367)	(210,396)
Class I Shares	(179,157)	(265,192)
Class Y Shares	(129,553)	(174,528)
Total distributions:	(425,077)	(650,116)
Share transactions:
Proceeds from sale of shares
Class A Shares	1,495,194	3,410,772
Class I Shares	1,043,432	3,172,444
Class Y Shares	3,935,994	493,367
	6,474,620	7,076,583
Reinvestment of dividends
Class A Shares	116,178	210,032
Class I Shares	179,157	265,192
Class Y Shares	127,111	164,288
	422,446	639,512
Cost of shares redeemed
Class A Shares	(4,889,037)	(5,381,718)
Class I Shares	(3,101,577)	(2,171,299)
Class Y Shares	(3,217,466)	(11,221,993)
	(11,208,080)	(18,775,010)
Net decrease in net assets resulting from share transactions	(4,311,014)	(11,058,915)
Total decrease in net assets	(2,296,738)	(7,319,208)
Net Assets:
Beginning of year	39,107,766	46,426,974
End of year	$36,811,028	$39,107,766

See Notes to Financial Statements

14

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2020	2019	2018	2017	2016(a)
Net asset value, beginning of period	$29.08	$26.54	$29.31	$25.97	$25.15
Income from investment operations:
Net investment income	0.26 (c)	0.38 (c)	0.34 (c)	0.22 (c)	0.20
Net realized and unrealized gain (loss) on investments	2.16	2.59	(2.73)	3.71	1.12
Total from investment operations	2.42	2.97	(2.39)	3.93	1.32
Less distributions from:
Net investment income	(0.31)	(0.43)	(0.23)	(0.16)	(0.25)
Net realized gains	—	—	(0.15)	(0.43)	(0.25)
Total distributions	(0.31)	(0.43)	(0.38)	(0.59)	(0.50)
Net asset value, end of period	$31.19	$29.08	$26.54	$29.31	$25.97
Total return (b)	8.35%	11.21%	(8.13)%	15.15%	5.27	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,641	$14,271	$14,710	$10,006	$3,724
Ratio of gross expenses to average net assets (f)	1.86%	1.87%	1.62%	2.09%	2.67	%(e)
Ratio of net expenses to average net assets (f)	1.15%	1.16%	1.15%	1.15%	1.15	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(e)
Ratio of net investment income to average net assets (f)	0.92%	1.35%	1.16%	0.79%	1.79	%(e)
Portfolio turnover rate	164%	193%	202%	229%	140	%(d)
(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

15

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016(a)
Net asset value, beginning of period	$29.18	$26.63	$29.41	$26.02	$25.15
Income from investment operations:
Net investment income	0.36 (c)	0.47 (c)	0.38 (c)	0.35 (c)	0.30
Net realized and unrealized gain (loss) on investments	2.17	2.60	(2.70)	3.67	1.07
Total from investment operations	2.53	3.07	(2.32)	4.02	1.37
Less distributions from:
Net investment income	(0.41)	(0.52)	(0.31)	(0.20)	(0.25)
Net realized gains	—	—	(0.15)	(0.43)	(0.25)
Total distributions	(0.41)	(0.52)	(0.46)	(0.63)	(0.50)
Net asset value, end of period	$31.30	$29.18	$26.63	$29.41	$26.02
Total return (b)	8.67%	11.53%	(7.85)%	15.48%	5.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$13,941	$14,920	$12,371	$12,741	$3,285
Ratio of gross expenses to average net assets (f)	1.51%	1.55%	1.36%	1.79%	2.40	%(e)
Ratio of net expenses to average net assets (f)	0.85%	0.86%	0.85%	0.85%	0.85	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	0.85%	0.85%	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets (f)	1.26%	1.66%	1.33%	1.23%	1.95	%(e)
Portfolio turnover rate	164%	193%	202%	229%	140	%(d)
(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

16

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2020	2019	2018	2017	2016(a)
Net asset value, beginning of period	$29.16	$26.62	$29.39	$26.01	$25.15
Income from investment operations:
Net investment income	0.36 (c)	0.41 (c)	0.39 (c)	0.36 (c)	0.27
Net realized and unrealized gain (loss) on investments	2.14	2.65	(2.72)	3.65	1.09
Total from investment operations	2.50	3.06	(2.33)	4.01	1.36
Less distributions from:
Net investment income	(0.36)	(0.52)	(0.29)	(0.20)	(0.25)
Net realized gains	—	—	(0.15)	(0.43)	(0.25)
Total distributions	(0.36)	(0.52)	(0.44)	(0.63)	(0.50)
Net asset value, end of period	$31.30	$29.16	$26.62	$29.39	$26.01
Total return (b)	8.61%	11.49%	(7.90)%	15.45%	5.43	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,229	$9,917	$19,346	$13,161	$1,848
Ratio of gross expenses to average net assets (f)	1.67%	1.64%	1.33%	1.75%	2.90	%(e)
Ratio of net expenses to average net assets (f)	0.90%	0.91%	0.90%	0.90%	0.90	%(e)
Ratio of net expenses to average net assets, excluding interest expense (f)	0.90%	0.90%	0.90%	0.90%	0.90	%(e)
Ratio of net investment income to average net assets (f)	1.25%	1.48%	1.36%	1.25%	2.12	%(e)
Portfolio turnover rate	164%	193%	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return includes adjustments in accordance with U.S. generally accepted accounting principles and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

17

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1—Fund Organization—Van Eck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The VanEck NDR Managed Allocation Fund (the “Fund”) is a diversified series of the Trust and seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc. The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing prices on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. The Pricing
18

Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
19

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Offsetting Assets and Liabilities— In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2020 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

E.	Other— Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are present as interest income on the Statement of Operations.
20

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2021, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2020, are as follows:

	Expense Limitation	Waiver of Management Fees
Class A	1.15%	$85,075
Class I	0.85	89,929
Class Y	0.90	65,197

For the year ended December 31, 2020, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $1,126 in sales loads relating to the sale of shares of the Fund, of which $977 was reallowed to broker/dealers and the remaining $149 was retained by the Distributor.

Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the Adviser owed approximately 30% of Class A, 54% of Class I, and 36% of Class Y.

21

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and is recorded as Distribution fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $56,053,421 and $60,612,817, respectively.

Note 6—Income Taxes—As of December 31, 2020, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$35,527,238	$6,245,343	$(601,030)	$5,644,313

At December 31, 2020, the components of accumulated distributable earnings (losses) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Losses)
$44,140	$(2,097,533)	$(28,701)	$5,644,313	$3,562,219

The tax character of dividends paid to shareholders was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Ordinary income	$425,077	$650,116

At December 31, 2020, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration
$(2,097,533)
22

Additionally, the Fund utilized $341,911 of its capital loss carryover available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / losses and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2020, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest directly or indirectly in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

23

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Class A
Shares sold	53,434	122,052
Shares reinvested	3,775	7,230
Shares redeemed	(174,712)	(192,847)
Net decrease	(117,503)	(63,565)
Class I
Shares sold	37,266	114,166
Shares reinvested	5,798	9,097
Shares redeemed	(108,952)	(76,645)
Net increase (decrease)	(65,888)	46,618
Class Y
Shares sold	130,008	17,709
Shares reinvested	4,114	5,640
Shares redeemed	(115,516)	(410,085)
Net increase (decrease)	18,606	(386,736)

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds

24

will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. Cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund. The Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2020 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2020:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$9,048,095	$4,267,965	$5,003,625	$9,271,590

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2020:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities

Equity Securities	$4,267,965

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay

25

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2020, the average daily loan balance during the 14 day period for which a loan was outstanding amounted to $432,632 and the average interest rate was 1.59%. At December 31, 2020, the Fund had no outstanding borrowings under the Facility.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 12—Recent Accounting Pronouncements—The Fund adopted all provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. Based on management’s evaluation of the ASU 2018-13 had no material impact on the financial statements and related disclosures.

Note 13—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

26

VANECK NDR MANAGED ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck NDR Managed Allocation Fund and the Board of Trustees of VanEck Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck NDR Managed Allocation Fund (the “Fund”) (one of the series constituting VanEck Funds (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period ended December 31, 2020 and the period from May 11, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck NDR Managed Allocation Fund (one of the series constituting VanEck Funds) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period ended December 31, 2020 and the period from May 11, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 26, 2021

27

VANECK NDR MANAGED ALLOCATION FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020. Please consult your tax advisor for proper treatment of this information.

Record Date:	12/21/2020
Payable Date:	12/22/2020
Ordinary Income Paid Per Share—Class A	$0.313000
Ordinary Income Paid Per Share—Class I	0.405000
Ordinary Income Paid Per Share—Class Y	0.364500
Qualified Dividend Income for Individuals	44.93	%*
Dividends Qualifying for the Dividends Received Deduction for Corporations	33.11	%*
Interest from Federal Obligations	8.45	%*
Foreign Source Income	21.98	%*
Foreign Taxes Paid Per Share	$0.006548
Section 199A Qualified Business Income	0.97	%*

The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend income is exempt from state income tax.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

The Section 199A amount represents the percentage of each Fund’s ordinary income distributions, that represent Qualfied Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, allows a deduction of up to 20% on QBI for non-corporate taxpayers. Proposed regulations issued January 18, 2019 enable a regulated investment company to flow-through QBI received from pass through entities such as real estate investment trusts, to its shareholders.

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.
28

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited)

Trustee Information

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2021, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:
Jon Lukomnik 1956 (A)(G)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board.

Jane DiRenzo Pigott 1957 (A)(G)(I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (G)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	67	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G) (I)	Trustee (since 1995);	Senior Vice President, B2B, Future Plc (global media company). Formerly, President, CEO and co-founder, SmartBrief, Inc.	67	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G) (I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	67	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee
30

Officer Information

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
31

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2020 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
32

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	NDRAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that R. Alastair Short, member of the Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Effective January 1, 2021, Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2) and R. Alastair Short is no longer a member of the Audit Committee.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019, were $269,330 and $265,810, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2020 and December 31, 2019, were $71,343 and $65,957, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of two Independent Trustees. Jon Lukomnik and Alastair Short currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Effective January 1, 2021, R. Alastair Short is no longer a member of the Audit Committee. Two Independent Trustees: Jon Lukomnik and Jane Pigott serve as members of the Audit Committee. Mr. Lukomnik is the new Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 10, 2021

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2021